UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-05547
Laudus Trust
(Exact name of registrant as specified in charter)
211 Main Street, San Francisco, California 94105
(Address of principal executive offices) (Zip code)
Marie Chandoha
Laudus Trust
211 Main Street, San Francisco, California 94105
(Name and address of agent for service)
Registrant’s telephone number, including area code: (415) 636-7000
Date of fiscal year end: March 31
Date of reporting period: March 31, 2011

Item 1: Report(s) to Shareholders.

Annual Report March 31, 2011

COMMAND PERFORMANCETM

Laudus Mondrian Fundstm

Laudus Mondrian International Equity Fund

Laudus Mondrian Global Equity Fund

Laudus Mondrian Emerging Markets Fund

Laudus Mondrian International Fixed Income Fund

Adviser
Charles Schwab Investment Management, Inc.

Subadviser
Mondrian Investment Partners Limited

Laudus Mondrian Funds

In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: ALPS Distributors, Inc.

The industry/sector classification of the funds’ portfolio holdings uses the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor’s. GICS is a service mark of MSCI and S&P and has been licensed for use by CSIM and certain affiliates. Charles Schwab & Co, Inc. and ALPS Distributors, Inc. are unaffiliated entities.

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.laudus.com.

Total Return for the Report Period

Laudus Mondrian International Equity Fund

Investor Shares (Ticker Symbol: LIEQX)	5.94%
Select Shares® (Ticker Symbol: LIEFX)	6.20%
Institutional Shares (Ticker Symbol: LIEIX)	6.28%
MSCI EAFE® Index (Net)	10.42%

Performance Details	pages 4-6

Laudus Mondrian Global Equity Fund

Investor Shares (Ticker Symbol: LGEQX)	9.40%
Select Shares® (Ticker Symbol: LGESX)	9.77%
Institutional Shares (Ticker Symbol: LGEVX)	9.84%
MSCI World® Index (Net)	13.45%

Performance Details	pages 7-9

Laudus Mondrian Emerging Markets Fund

Investor Shares (Ticker Symbol: LEMIX)	11.89%
Select Shares® (Ticker Symbol: LEMSX)	12.18%
Institutional Shares (Ticker Symbol: LEMNX)	12.25%
MSCI Emerging Markets Index (Net)	18.46%

Performance Details	pages 10-12

Laudus Mondrian International Fixed Income Fund (Ticker Symbol: LIFNX)	7.86%

Citigroup non-U.S. Dollar World Government Bond Index	8.51%

Performance Details	pages 13-15

All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized. Redemption fees charged on shares sold or exchanged 30 days or less after purchasing them may affect share level returns.

Fund expenses may have been partially absorbed by CSIM. Without these reductions, the funds’ returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The funds’ performance relative to the indices may be affected by fair-value pricing, see financial note 2 for more information.

There are risks associated with investing in securities of foreign issuers, such as erratic market conditions, economic and political instability, fluctuations in currency and exchange rates, and an increased risk of price volatility associated with less uniformity in accounting and reporting requirements. Investing in emerging markets accentuates these risks. Investments in emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries.

Bond funds are subject to increased risk of loss of principal during periods of volatile interest rates.

Please see prospectus for further detail and investor eligibility requirements.

Laudus Mondrian Funds 1

From the President

Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report.

Over the last twelve months, the global equity markets continued their rebound from the 2008 financial crisis.

Dear Shareholder,

It is a pleasure to write to you in connection with the accompanying annual report for the Laudus Mondrian Fundstm for the twelve-month period that ended March 31, 2011.

Over the last twelve months, the global equity markets continued their rebound from the 2008 financial crisis. Strong corporate earnings, improving fundamentals at many companies, and the accommodative monetary policies of major central banks bolstered stock markets around the globe. The MSCI World Index returned 13.45%, the MSCI EAFE Index 10.42%, and the MSCI Emerging Markets Index 18.46%. As some investors began to worry over the potential for higher inflation, longer-term interest rates rose and bond prices softened in parts of the global fixed income markets. In spite of this concern, a broad benchmark for bonds outside the United States, the Citigroup non-U.S. Dollar World Government Bond Index, produced a total return of 8.51%.

Global economies improved in the face of turmoil in many locations. Weak eurozone countries received financial stability packages from their stronger neighbors beginning with heavily indebted Greece in early 2010 and then progressing to Ireland and other nations by the end of the reporting period. Political upheaval in the Middle East and North Africa roiled oil and other commodity markets in early 2011, driving oil prices above $100 per barrel. Despite these events, positive signs of growth continued in both developed and developing economies, providing the impetus for the rise in global equity markets.

Although the Laudus Mondrian Funds generated positive absolute returns during the review period, they underperformed their respective comparative indexes. For details about each fund’s performance, please see the manager’s discussion and analysis in the following pages.

The Laudus Mondrian Funds are members of the Laudus Fund family, formed in 2004 by Charles Schwab Investment Management, Inc. with the objective of providing clients with access to third party portfolio management teams with strong investment records. The Laudus Mondrian Funds are sub-advised by Mondrian Investment Partners Limited, a London-based portfolio management team with experience in international investing since 1990.

Thank you for investing in the Laudus Mondrian Funds. We encourage you to review your investment portfolio regularly to make sure it meets your current financial plan. For answers to questions you may have or to consult our website for more information, please visit www.laudus.com. We are also happy to hear from you at 1-800-447-3332.

Sincerely,

2 Laudus Mondrian Funds

The Investment Environment

During the 12 months under review, U.S. and international markets continued their recovery from the financial crisis that began in 2008. Despite several events causing temporary volatility in the stock markets, such as the Deepwater Horizon oil spill in the Gulf of Mexico, the European Debt Crisis, unrest in the Middle East, and Japan’s earthquake and tsunami, global equity markets posted strong returns for the year. Supporting the rebound were various actions initiated by government central banks, including keeping interest rates low, purchasing distressed debt from private banks, supporting weak housing markets with various programs, and in the United States, the Federal Reserve increasing its purchase of longer-term U.S. Treasuries.

The global market recovery was further reinforced as corporations boasted strong positive earnings and economic fundamentals improved. For example, in the United States, improvement was seen in Gross Domestic Product (GDP) growth, employment, and job creation, despite falling prices in the housing market and rising food and energy prices. The U.S. unemployment rate, while remaining high at 8.8% at the close of the period, was an improvement over the 9.7% rate at the close of March in 2010. Moreover, the report for March 2011, the final month of the reporting period, showed U.S. employment gains of 216,000, reflecting improvement over the 162,000 job gain reported for the same time period last year.

With this as a backdrop, nearly all major equity indices gained more than 10%, with the exception of international value and certain geographic regions. Generally, U.S. equity markets fared better than international markets, while fixed income underperformed both. U.S. large-cap stocks gained about 17%, with a modest spread between growth- and value-style equities, as growth outperformed value by about 3%. U.S. small-caps outperformed U.S. large-caps, gaining about 26%. U.S. small-cap growth stocks outperformed value, adding about 31% versus value stocks’ 21%. Internationally, the results were lower, albeit still positive. International large-cap stocks were up about 11%, but were outperformed by international small-cap stocks, which gained over 20%. As occurred in the United States, international growth stocks outperformed their value counterparts, with growth gaining about 13% compared to 9% for value stocks.

On a country level, most developed and emerging equity markets saw returns in the double digits during the period. Among major developed nations, Germany returned nearly 21% and the United Kingdom was up over 13% in U.S. dollar terms. Equity markets in Sweden and Denmark also performed well, returning more than 32% and 30%, respectively. Stocks in Japan were relatively weak, gaining about 2%. In the United States, returns topped 16%, while Greece was the laggard among developed economies, down about 27%. Among the larger emerging equity markets, Russia and South Africa led the way, returning about 30% and 26%, respectively, while Brazil, India and China all gained around 10%. It is important to note that over the entire reporting period, the U.S. dollar lost ground against a basket of major currencies, which boosted the returns for U.S. dollar-based investors in the major developed markets.

The dollar’s losses also affected commodity prices, and most commodity indices were up for the 12-month period, though there was variation in returns. For example, Agriculture was the top performer, up about 62% for the reporting period. Gold returned more than 28%, Metals, up about 26%, Energy returned about 7%, and Crude Oil reported an almost 6% return.

From a global sector perspective, sectors which are generally considered to be cyclical in their growth—meaning they are more sensitive to the broad level of economic activity—had mixed returns. The Industrials Sector was up nearly 21%, followed by Materials, which returned about 17%, while Consumer Discretionary was close behind with about a 16% return. Financials lagged behind, returning just over 4%. On the more defensive side—or less economically sensitive—Telecommunications Services was the leader, gaining about 21%. Health Care returned almost 6%, and Utilities was down about 0.3%.

Laudus Mondrian Funds 3

Laudus Mondrian International Equity Fund

The Laudus Mondrian International Equity Fund (the fund) seeks long-term capital appreciation. The fund pursues its investment objective primarily by investing in equity securities of non-U.S. large capitalization issuers, including the securities of emerging market companies, that, in the subadviser’s opinion, are undervalued at the time of purchase based on fundamental value analysis employed by the subadviser.

The fund’s Investor Shares returned 5.94% for the 12-month period that ended March 31, 2011, while its comparative index, the MSCI EAFE Index (Net) (the index), returned 10.42%. The fund underperformed its index primarily as a result of weak stock selection in strongly performing countries, such as Germany, the United Kingdom (U.K.), France and Italy. Underweight positioning in Industrials and Materials also dragged on the fund’s performance.

During the review period, most international equity markets provided investors with positive absolute returns. Stocks in Germany, the U.K., Singapore, Hong Kong, and Australia all generated double-digit returns as economic momentum grew in all of these nations. As sovereign debt issues dominated the news in Europe, the weaker economies such as Greece and Ireland produced the weakest stock markets. Japan’s stock market edged up about 2% with the earthquake, tsunami and related nuclear accident delivering a negative shock to both the demand and supply side of the Japanese economy at the end of the reporting period.

Among developed non-U.S. markets, Telecommunications, Industrials, and Energy were the best performing sectors over the 12-month period. Within Telecommunications, the proposal by AT&T to acquire T-Mobile USA, a unit of Deutsche Telekom, helped to lift sector returns in the first quarter of 2011, adding to their strong performance throughout 2010. The Libyan revolt, and investors’ fears that the turmoil would be contagious, drove oil prices higher and supported the share prices of energy stocks. Royal Dutch Shell appreciated by about 26% over the last 12 months, while the French energy company, Total S.A., was also strong. Helped by stronger commodity prices, the Materials sector gained 17%. The Utilities sector was the worst performer, losing nearly 1%.

Relative to its index, the fund’s overall stock selection held back returns during the period. Although stock selection in Japan, Spain and Finland was positive for the fund, this was more than offset by weak stock selection in Germany, the U.K., France and Italy. RWE AG, the fund’s only German exposure, was down about 26% as the company’s earnings were significantly impacted by a new tax on revenues from nuclear power generation. The fund’s position in Intesa Sanpaolo, the largest Italian bank, also detracted, as the stock fell by about 21%. In the U.K., the fund’s holdings in BP and Tesco were also negative. BP slipped almost 27% following the disaster in the Gulf of Mexico last year and more recent concerns over their proposed Russian investments. Grocery retailer Tesco was a laggard over the period as sales were weaker than expected, especially relative to competitors. The fund’s underweight position in the strongly performing Industrials and Materials sectors, and overweight position in the poorly performing Health Care sector also detracted from performance.

The fund’s overweight position in Telecommunications and Energy, and the underweight position in the Financials sector were positive for returns relative to the index. The fund’s overweight position in France, Singapore, and the Netherlands, an underweight position in Japan, and a non-benchmark position in Taiwan, through Taiwan Semiconductor Manufacturing, also contributed to the fund’s performance.

During the reporting period, the U.S. dollar lost ground against a basket of major currencies, which boosted returns for U.S. dollar-based investors in the major developed markets. Currency appreciation added to absolute returns, but overall currency allocation slightly detracted from relative performance. The fund established a defensive currency hedge out of the Australian dollar during the period. By the end of the period, the value of this hedge reached approximately 1.8% of the fund’s net assets.

As of 3/31/11:
 Fund Characteristics

Number of Companies[1]	37
Weighted Average Market Cap ($ x 1,000,000)	$65,559
Price/Earnings Ratio (P/E)	13.75
Price/Book Ratio (P/B)	1.53
Portfolio Turnover (One year trailing)	33%

 Fund Overview

	Investor Shares	Select Shares	Institutional Shares

Initial Investment	$100	$50,000	$500,000
Inception Date	6/16/2008	6/16/2008	6/16/2008
Total Net Assets ($ x 1,000)	$1,009	$542	$126,758
Ticker Symbol	LIEQX	LIEFX	LIEIX
Cusip	51855Q614	51855Q564	51855Q580
NAV	$7.73	$7.75	$7.76

Manager views and portfolio holdings may have changed since the report date.

[1]	Short-term investments are not included.

4 Laudus Mondrian Funds

 Laudus Mondrian International Equity Fund

Performance Summary as of 3/31/11

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The performance information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.laudus.com.

Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.

June 16, 2008 – March 31, 2011
Performance of a Hypothetical
$10,000 Investment in Investor Shares1

June 16, 2008 – March 31, 2011
Performance of a Hypothetical
$50,000 Investment in Select Shares1

June 16, 2008 – March 31, 2011
Performance of a Hypothetical
$500,000 Investment in Institutional Shares1

 Average Annual Total Returns1

Class and Inception Date	1 Year	Since Inception

Investor Shares (6/16/08)	5.94%	-7.10%
Select Shares (6/16/08)	6.20%	-6.89%
Institutional Shares (6/16/08)	6.28%	-6.80%
MSCI EAFE Index®(Net)*	10.42%	-3.59%

Fund Expense Ratios2: Investor Shares: Net 1.40%; Gross 1.60% / Select Shares: Net 1.12%; Gross 1.31% /
             Institutional Shares: Net 1.05%; Gross 1.24%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

The fund’s performance relative to the index may be affected by fair-value pricing, see financial note 2 for more information.

*	The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE®) Index (Net) is a free float-adjusted market capitalization index that is designed to measure market equity performance in 21 developed market countries, excluding the U.S. and Canada. This series approximates the minimum possible dividend reinvestment. Investors cannot invest directly in any index and index figures do not include trading and management costs.
[1]	Fund expenses may have been partially absorbed by CSIM. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	As stated in the prospectus. Net Expenses: Reflects expenses expected to be charged to shareholders through at least 7/30/12. Adviser expects to hold expenses at this level by waiving its management fees and/or bearing other expenses. Gross Expenses: Reflects the total annual fund operating expenses without the effect of contractual fee waivers. Please see the prospectus for more information. For actual rates during the period, refer to the Financial Highlights section of the Financial Statements.

Laudus Mondrian Funds 5

 Laudus Mondrian International Equity Fund

Performance Summary   as of 3/31/11 continued

 Country Weightings % of Investments

Japan	21.6%

United Kingdom	20.2%

France	17.8%

Spain	7.9%

Australia	7.3%

Switzerland	5.5%

Netherlands	4.9%

Italy	4.8%

Singapore	3.9%

Taiwan	2.8%

Germany	2.5%

Other Countries	0.8%

Total	100.0%

 Sector Weightings % of Equities

Consumer Staples	21.0%
Telecommunication Services	16.9%
Financials	15.0%
Health Care	14.5%
Energy	13.0%
Information Technology	5.9%
Utilities	5.7%
Consumer Discretionary	5.0%
Industrials	2.8%
Materials	0.2%
Total	100.0%

 Top Equity Holdings % of Net Assets1

Unilever plc	4.0%
GlaxoSmithKline plc	3.8%
Takeda Pharmaceutical Co., Ltd.	3.8%
Total S.A.	3.7%
Royal Dutch Shell plc, Class A	3.6%
France Telecom S.A.	3.6%
Novartis AG - Reg’d	3.5%
Telefonica S.A.	3.4%
Seven & i Holdings Co., Ltd.	3.4%
Sanofi-Aventis	3.3%
Total	36.1%

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability, fluctuations in currency and exchange rates, and an increased risk of price volatility associated with less uniformity in accounting and reporting requirements.

[1]	This list is not a recommendation of any security by the investment adviser.

6 Laudus Mondrian Funds

Laudus Mondrian Global Equity Fund

The Laudus Mondrian Global Equity Fund (the fund) seeks long-term capital appreciation. The fund pursues its investment objective primarily by investing in equity securities of both U.S. and non-U.S. issuers, including the securities of emerging market companies, that, in the subadviser’s opinion, are undervalued at the time of purchase based on fundamental value analysis employed by the subadviser.

The fund’s Investor Shares returned 9.40% for the 12-month period that ended March 31, 2011, while its comparative index, the MSCI World Index (Net) (the index), returned 13.45%. The fund underperformed the index primarily as a result of its more defensively oriented stock selection and underexposure to strongly performing markets, such as the United States, Canada and Hong Kong.

During the review period, investment returns were positive across the equity markets of most developed countries for the second year in a row. Stocks generated positive returns, in general, despite escalating geopolitical risk in North Africa and the Middle East and the historic earthquake and tsunami in Japan. The United States, Hong Kong, and Denmark all posted strong double-digit returns. Both the fund and its index benefited from these developments. Japan’s stock market edged up about 2% during the period. As sovereign debt issues dominated the news in Europe, the weaker economies such as Greece and Ireland produced the weakest stock markets.

Investors favored certain sectors as concerns over slow global growth receded and commodity markets boomed. Among global developed markets, Energy and Telecommunications were the best performing sectors over the 12-month period. The Libyan revolt, and investors’ fears that the turmoil would be contagious, drove oil prices higher and supported the share prices of energy stocks. For example, Chevron and Royal Dutch Shell rose about 46% and 26%, respectively. In the first quarter of 2011, the Telecommunications sector repeated its strong performance of 2010 after AT&T proposed to acquire T-Mobile USA, a unit of Deutsche Telekom. The Materials, Industrials, and Consumer Discretionary sectors also recorded positive returns.

Relative to its index, the fund’s allocation to more defensive sectors and its underexposure to equity markets in the United States, Canada, and Hong Kong held back returns. Stock selection in the United States, Germany, the U.K., and France also detracted from the fund’s performance. For instance, Bank of America was down about 25%, RWE in Germany was down about 26%, and the U.K.’s BP slipped almost 27% following the disaster in the Gulf of Mexico last year and more recent concerns over their proposed Russian investments. The subadviser pursues a long-term dividend-discount methodology, which resulted in overweight allocations to the Consumer Staples, Health Care, and Telecommunications Services sectors, the first two of which achieved below-benchmark returns.

Positive security selection in Japan and an underweight to holdings in Japan compared to the index helped the fund’s returns. An overweight position to the Telecommunications sector and exposure to the euro and Swiss currencies also bolstered the fund’s relative performance, but it was partially offset by an underweight allocation to the rising Swedish and Japanese currencies. The fund established a defensive currency hedge out of the Australian dollar during the period, which reached a value of approximately 2.7% of the fund’s net assets by the end of the period.

As of 3/31/11:
 Fund Characteristics

Number of Companies[1]	57
Weighted Average Market Cap ($ x 1,000,000)	$82,192
Price/Earnings Ratio (P/E)	15.11
Price/Book Ratio (P/B)	1.82
Portfolio Turnover (One year trailing)	26%

 Fund Overview

	Investor Shares	Select Shares	Institutional Shares

Initial Investment	$100	$50,000	$500,000
Inception Date	6/16/2008	6/16/2008	6/16/2008
Total Net Assets ($ x 1,000)	$91	$270	$4,539
Ticker Symbol	LGEQX	LGESX	LGEVX
Cusip	51855Q598	51855Q556	51855Q572
NAV	$8.61	$8.63	$8.63

Manager views and portfolio holdings may have changed since the report date.

[1]	Short-term investments are not included.

Laudus Mondrian Funds 7

 Laudus Mondrian Global Equity Fund

Performance Summary as of 3/31/11

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The performance information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.laudus.com.

Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.

June 16, 2008 – March 31, 2011
Performance of a Hypothetical
$10,000 Investment in Investor Shares1

June 16, 2008 – March 31, 2011
Performance of a Hypothetical
$50,000 Investment in Select Shares1

June 16, 2008 – March 31, 2011
Performance of a Hypothetical
$500,000 Investment in Institutional Shares1

 Average Annual Total Returns1

Class and Inception Date	1 Year	Since Inception

Investor Shares (6/16/08)	9.40%	-2.57%
Select Shares (6/16/08)	9.77%	-2.28%
Institutional Shares (6/16/08)	9.84%	-2.23%
MSCI World® Index (Net)*	13.45%	-1.27%

Fund Expense Ratios2: Investor Shares: Net 1.40%; Gross 5.30% / Select Shares: Net 1.12%; Gross 5.13% /
             Institutional Shares: Net 1.05%; Gross 4.97%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

The fund’s performance relative to the index may be affected by fair-value pricing, see financial note 2 for more information.

*	The Morgan Stanley Capital International World Index (Net) is a free float-adjusted market capitalization index that is designed to measure global developed markets equity performance. This series approximates the minimum possible dividend reinvestment. Investors cannot invest directly in any index and index figures do not include trading and management costs.
[1]	Fund expenses may have been partially absorbed by CSIM. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	As stated in the prospectus. Net Expenses: Reflects expenses expected to be charged to shareholders through at least 7/30/12. Adviser expects to hold expenses at this level by waiving its management fees and/or bearing other expenses. Gross Expenses: Reflects the total annual fund operating expenses without the effect of contractual fee waivers. Please see the prospectus for more information. For actual rates during the period, refer to the Financial Highlights section of the Financial Statements.

8 Laudus Mondrian Funds

 Laudus Mondrian Global Equity Fund

Performance Summary   as of 3/31/11 continued

 Country Weightings % of Investments

United States	44.2%

United Kingdom	12.9%

France	11.5%

Japan	6.6%

Netherlands	4.3%

Spain	4.3%

Switzerland	3.8%

Australia	3.4%

Germany	3.3%

Italy	2.9%

Other Countries	2.8%

Total	100.0%

 Sector Weightings % of Equities

Health Care	19.9%
Energy	16.6%
Consumer Staples	16.5%
Financials	14.3%
Telecommunication Services	12.7%
Information Technology	5.3%
Utilities	5.1%
Consumer Discretionary	4.8%
Industrials	4.8%
Total	100.0%

 Top Equity Holdings % of Net Assets1

Royal Dutch Shell plc, Class A	3.2%
GlaxoSmithKline plc	3.2%
Total S.A.	3.2%
Southwestern Energy Co.	3.1%
Pfizer, Inc.	2.9%
Novartis AG - Reg’d	2.8%
France Telecom S.A.	2.7%
Chevron Corp.	2.6%
Merck & Co., Inc.	2.6%
Wal-Mart Stores, Inc.	2.6%
Total	28.9%

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability, fluctuations in currency and exchange rates, and an increased risk of price volatility associated with less uniformity in accounting and reporting requirements.

[1]	This list is not a recommendation of any security by the investment adviser.

Laudus Mondrian Funds 9

Laudus Mondrian Emerging Markets Fund

The Laudus Mondrian Emerging Markets Fund (the fund) seeks long-term capital appreciation. The fund is an international fund and generally invests in large capitalization equity securities of emerging market companies that, in the subadviser’s opinion, are undervalued at the time of purchase based on fundamental value analysis employed by the subadviser.

The fund’s Investor Shares returned 11.89% for the 12-month period that ended March 31, 2011, while its comparative index, the MSCI Emerging Markets Index (Net) (the index), returned 18.46%. For the entire period, index returns were positive across all regions. The fund underperformed the index primarily as a result of its more defensively oriented stock selection.

During the review period, emerging market equities rose, continuing the appreciation they had experienced the prior year. The largest markets in the developing world, Brazil, India, and China, all increased over 9%. Smaller markets soared even higher, including Indonesia, up 28%, Malaysia 31%, Thailand 43%, Chile 32%, Colombia 30% and Peru 32%. The combination of large liquidity flows, strong underlying fundamentals, and rising commodity prices boosted these smaller markets. In total, the smaller markets equate to approximately 10% of the emerging market equities asset class, compared to Brazil, China, and India’s combined weight of approximately 40%. Both the fund and the index benefited from exposure to all of the smaller markets mentioned, although stock selection in the fund did not keep up with the overall market returns.

Returns for specific industry sectors within the index were most positive in Consumer Discretionary (particularly Autos), Consumer Staples, and Energy. For the first half of the review period, investors bought into the expected growth of the developing economies. In late 2010 and early 2011, a reversal in the underperformance of the Brazilian stock Petrobras and a strong oil price resulting from tension in the Middle East boosted the Energy sector.

For the year under review, the fund’s underweight in the Consumer Discretionary sector did not help performance relative to the index. In addition, the fund had an overweight position in the traditionally more defensive sectors such as Telecommunications and Utilities. While these sectors posted positive returns, they underperformed the index. During the period, the fund also had an underweight position in Korea because, in the subadviser’s view, valuations there did not appear attractive enough to compensate investors for their risk. The underweight in Korea and stock selection in China dragged on the fund’s performance relative to the index’s. The fund’s positioning in Latin America, however, added value, especially in Brazil and Colombia. Also, a few individual stocks posted disappointing returns during the period, including Taiwanese chip designer Mediatek, Chinese consumer staples company Hengan, and Rural Electrification Corp., which provides finance to Indian power companies.

The key changes during the year were to increase the fund’s overall weighting in Asian markets by adding positions in China, India, Thailand, and Indonesia during periods of market or stock weakness. In the subadviser’s view, these economies appear to be able to sustain above average growth in gross domestic product (GDP) in the next few years, despite what may happen in the developed world. The fund raised proceeds from holdings in Taiwan, the Czech Republic, Turkey and South Africa, among others, where valuations became less attractive during the year. As a result of the relative underperformance of China, Brazil, and India, the fund increased its investments in equities in all three markets, ending the period overweight in China and Brazil, which appears to offer attractive valuations. The subadviser remains focused on investments that combine attractive valuations with downside protection characteristics.

As of 3/31/11:
 Fund Characteristics

Number of Companies[1]	42
Weighted Average Market Cap ($ x 1,000,000)	$38,012
Price/Earnings Ratio (P/E)	16.13
Price/Book Ratio (P/B)	2.27
Portfolio Turnover (One year trailing)	33%

 Fund Overview

	Investor Shares	Select Shares	Institutional Shares

Initial Investment	$100	$50,000	$500,000
Inception Date	11/2/2007	11/2/2007	11/2/2007
Total Net Assets ($ x 1,000)	$10,862	$5,554	$171,432
Ticker Symbol	LEMIX	LEMSX	LEMNX
Cusip	51855Q648	51855Q630	51855Q622
NAV	$9.67	$9.68	$9.68

Manager views and portfolio holdings may have changed since the report date.

[1]	Short-term investments are not included.

10 Laudus Mondrian Funds

 Laudus Mondrian Emerging Markets Fund

Performance Summary as of 3/31/11

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The performance information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.laudus.com.

Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.

November 2, 2007 – March 31, 2011
Performance of a Hypothetical
$10,000 Investment in Investor Shares1

November 2, 2007 – March 31, 2011
Performance of a Hypothetical
$50,000 Investment in Select Shares1

November 2, 2007 – March 31, 2011
Performance of a Hypothetical
$500,000 Investment in Institutional Shares1

 Average Annual Total Returns1

Class and Inception Date	1 Year	3 Years	Since Inception

Investor Shares (11/2/07)	11.89%	2.65%	0.18%
Select Shares (11/2/07)	12.18%	2.89%	0.46%
Institutional Shares (11/2/07)	12.25%	3.01%	0.50%
MSCI Emerging Markets Index (Net)*	18.46%	4.32%	-1.13%

Fund Expense Ratios2: Investor Shares: Net 1.80%; Gross 2.08% / Select Shares: Net 1.52%; Gross 1.77% /
             Institutional Shares: Net 1.45%; Gross 1.69%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

The fund’s performance relative to the index may be affected by fair-value pricing, see financial note 2 for more information.

*	The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. This series approximates the minimum possible dividend reinvestment. Investors cannot invest directly in any index and index figures do not include trading and management costs.
[1]	Fund expenses may have been partially absorbed by CSIM. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	As stated in the prospectus. Net Expenses: Reflects expenses expected to be charged to shareholders through at least 7/30/12. Adviser expects to hold expenses at this level by waiving its management fees and/or bearing other expenses. Gross Expenses: Reflects the total annual fund operating expenses without the effect of contractual fee waivers. Please see the prospectus for more information. For actual rates during the period, refer to the Financial Highlights section of the Financial Statements.

Laudus Mondrian Funds 11

 Laudus Mondrian Emerging Markets Fund

Performance Summary   as of 3/31/11 continued

 Country Weightings % of Investments

China	22.1%

Brazil	19.5%

Taiwan	7.9%

South Africa	6.1%

India	5.9%

Turkey	5.6%

Republic of Korea	5.1%

Indonesia	4.5%

Thailand	4.4%

Russia	4.0%

Chile	2.8%

Mexico	2.7%

Other Countries	9.4%

Total	100.0%

 Sector Weightings % of Equities

Financials	26.1%
Energy	13.9%
Consumer Staples	11.2%
Utilities	11.1%
Telecommunication Services	10.1%
Information Technology	9.3%
Industrials	8.9%
Materials	7.9%
Consumer Discretionary	1.5%
Total	100.0%

 Top Equity Holdings % of Net Assets1

China Construction Bank Corp., Class H	4.2%
Industrial & Commercial Bank of China Ltd., Class H	3.7%
Vale S.A. ADR	3.6%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	3.6%
CCR S.A.	3.3%
Itausa - Investimentos Itau S.A.	3.1%
PT Perusahaan Gas Negara	3.0%
Redecard S.A.	3.0%
KT&G Corp.	3.0%
Tupras-Turkiye Petrol Rafinerileri A/S	2.9%
Total	33.4%

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability, fluctuations in currency and exchange rates, and an increased risk of price volatility associated with less uniformity in accounting and reporting requirements. Investing in emerging markets accentuates these risks. Investments in emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries.

[1]	This list is not a recommendation of any security by the investment adviser.

12 Laudus Mondrian Funds

Laudus Mondrian International Fixed Income Fund

The Laudus Mondrian International Fixed Income Fund (the fund) seeks long-term total return consistent with its value-oriented investment approach. The fund invests primarily in fixed income securities that may also provide the potential for capital appreciation. The fund is an international fund that invests primarily in issuers that are organized, have a majority of their assets, or derive most of their operating income outside of the United States. As such, it may invest in securities issued in any currency and may hold foreign currency. The fund is currently closed to new investors.

The fund returned 7.86% during the 12-month period that ended March 31, 2011, while its comparative index, the Citigroup non-U.S. Dollar World Government Bond Index (the index), returned 8.51% (in U.S. dollar unhedged terms). The fund underperformed the index primarily as a result of an underweight positioning in strongly performing United Kingdom (U.K.) bonds, as well as exposure to Greece and Ireland.

On average, global bond yields were up during the period under review, as the income return on bonds was offset by modest price losses. In local currency terms (excluding currency gains and losses), the comparative index was up just 0.5%. The best performing markets were Australia and New Zealand, followed by the U.K., all markets where yields fell, delivering price gains of between 5% and 7%. All of these countries have experienced higher inflation rates than most, not usually a promising backdrop for fixed income investors. However, in the case of Australia, bond yields were high at the start of the period and already compensated investors for rising inflation. In contrast, in the U.K. and New Zealand consumer tax increases pushed inflation rates upward, while underlying inflation pressures were weaker.

By far the weakest bond markets were in the beleaguered euro zone. Irish bonds fell by over 21%, Greek bonds over 18%, and Portuguese bonds over 17%. All three countries applied to the European Union and International Monetary Fund for debt financing, as investors shunned their bond issues over fears that their government debt levels were unsustainable and might not be repaid. All three countries also suffered credit rating downgrades, although Portugal and Ireland were clinging to investment grade status at the end of March.

International currencies appreciated by 8% against the U.S. dollar, helping to keep global bond returns in positive territory. The top-performing currencies were the Swiss franc and the Swedish krona, both up over 14%. The Australian dollar and Japanese yen were also strong, up nearly 13% in the period. The euro, Canadian dollar, and the Mexican peso all appreciated less than 5%.

During the review period, these events in the global fixed income markets affected the investment results of both the index and the fund. Compared to the index, the fund benefited from an overweight to Australian and Polish bonds, two markets that fared better than average. The fund’s overweight to the rising Australian dollar and Japanese yen; and its underweight to the euro, Canadian dollar, and Mexican peso boosted performance. Its exposure to Sweden was also a benefit. The portfolio’s underweight to U.K. bonds and exposure to Greece and Ireland were a drag on relative returns, however.

Finally, the fund had exposure to corporate bonds, whereas the index only includes government bonds. These holdings were positive for the fund’s relative returns, as corporate bonds outperformed government securities, and bonds in the financial sector, where most of the fund’s exposure lay, did particularly well. Near the end of the period, the fund also added exposure to U.S. Treasury bonds which, in Mondrian’s view, offered a better value relative to other government bonds.

During the period, Mondrian bought fully-covered, defensive forward currency contracts on the euro to the British pound. These currency contracts ranged from 6% to 14% of the fund’s net assets over the period and had a positive impact on performance as the pound appreciated modestly versus the euro over the period.

As of 3/31/11:
 Fund Characteristics

Number of Issues[1]	60
Weighted Average Maturity	8.0 yrs
Weighted Average Duration	6.3
Portfolio Turnover (One year trailing)	58%

 Fund Overview

Fund

Initial Investment	$100
Inception Date	11/2/2007
Total Net Assets ($ x 1,000)	$966,800
Ticker Symbol	LIFNX
Cusip	51855Q655
NAV	$11.86

Manager views and portfolio holdings may have changed since the report date.

[1]	Short-term investments are not included.

Laudus Mondrian Funds 13

 Laudus Mondrian International Fixed Income Fund

Performance Summary as of 3/31/11

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The performance information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.laudus.com.

Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.

November 2, 2007 – March 31, 2011
Performance of a Hypothetical
$10,000 Investment1,3

 Average Annual Total Returns1,3

Fund and Inception Date	1 Year	3 Years	Since Inception

Fund: Laudus Mondrian International Fixed Income Fund (11/2/07)	7.86%	4.82%	8.14%
Citigroup non-U.S. Dollar World Government Bond Index**	8.51%	3.25%	6.48%

Fund Expense Ratios2: Net 0.75%; Gross 0.79%

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

The fund’s performance relative to the index may be affected by fair-value pricing, see financial note 2 for more information.

**	The Citigroup non-US Dollar World Government Bond Index measures the total rate of return performance for the government bonds of 23 countries, excluding the U.S., with a remaining maturity of at least one year. Investors cannot invest directly in any index and index figures do not include trading and management costs.
[1]	Fund expenses may have been partially absorbed by CSIM. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	As stated in the prospectus. Net Expenses: Reflects expenses expected to be charged to shareholders through at least 7/30/12. Adviser expects to hold expenses at this level by waiving its management fees and/or bearing other expenses. Gross Expenses: Reflects the total annual fund operating expenses without the effect of contractual fee waivers. Please see the prospectus for more information. For actual rates during the period, refer to the Financial Highlights section of the Financial Statements.
[3]	On July 27, 2009, the Investor Share class, Select Share class and Institutional Share class of the fund were combined into a single class of shares of the fund. The performance and financial history of the fund is that of the fund’s former Institutional Shares. Accordingly, the past performance shown is that of the fund’s former Institutional Shares.

14 Laudus Mondrian Funds

 Laudus Mondrian International Fixed Income Fund

Performance Summary   as of 3/31/11 continued

 Country Weightings % of Investments1

Japan	17.5%

Germany	10.0%

Italy	9.8%

United States	9.2%

United Kingdom	6.6%

France	5.2%

Australia	4.7%

Netherlands	4.5%

Mexico	4.1%

Poland	3.9%

Austria	3.4%

Finland	3.3%

Slovakia	2.7%

Canada	2.1%

Norway	1.9%

Ireland	0.1%

Supranational*	11.0%

Total	100.0%

 Currency Weightings % of Investments

Japanese Yen	39.3%

Euro	31.7%

United States Dollar	11.4%

Australian Dollar	7.1%

British Pound	6.6%

Polish Zloty	3.9%

Total	100.0%

 Sector Weightings % of Investments

Government Bonds	58.4%
Supranational	11.0%
Government Agency Obligations	10.7%
Corporate Bonds	10.3%
U.S. Government and Government Agencies	7.3%
Other Investment Companies	1.4%
Securitized	0.9%
Total	100.0%

 Top Issuers % of Net Assets2

Japan Government Ten Year Bond	9.6%
Italy Government International Bond	6.9%
Australia Government Bond	4.7%
U.S. Treasury Notes	4.5%
France Government Bond OAT	4.3%
Kreditanstalt fuer Wiederaufbau	4.2%
Mexico Government Bond	4.0%
Poland Government Bond	3.9%
Austria Government Bond	3.3%
Finland Government Bond	3.3%
Total	48.7%

There are risks associated with investing in securities of foreign issuers, such as erratic market conditions, economic and political instability, fluctuations in currency and exchange rates, and an increased risk of price volatility associated with less uniformity in accounting and reporting requirements.

*	Supranational bonds represent the debt of international organizations or institutions such as the World Bank, the International Monetary Fund, regional multilateral development banks and others. Bonds are issued and held in Japanese Yen and Australian Dollar.
[1]	Country weights include issues via Samurai Yen bonds issued in Japan by non-Japanese entities and Yankee bonds issued in the United States by non-U.S. entities.
[2]	This list is not a recommendation of any security by the investment adviser.

Laudus Mondrian Funds 15

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the period beginning October 1, 2010 and held through March 31, 2011.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s or share class’ actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 10/1/10	at 3/31/11	10/1/10–3/31/11

Laudus Mondrian International Equity Fund
Investor Shares
Actual Return	1.40%	$1,000	$1,062.20	$7.20
Hypothetical 5% Return	1.40%	$1,000	$1,017.95	$7.04
Select Shares
Actual Return	1.12%	$1,000	$1,063.40	$5.76
Hypothetical 5% Return	1.12%	$1,000	$1,019.35	$5.64
Institutional Shares
Actual Return	1.05%	$1,000	$1,064.30	$5.40
Hypothetical 5% Return	1.05%	$1,000	$1,019.70	$5.29

Laudus Mondrian Global Equity Fund
Investor Shares
Actual Return	1.40%	$1,000	$1,100.80	$7.33
Hypothetical 5% Return	1.40%	$1,000	$1,017.95	$7.04
Select Shares
Actual Return	1.12%	$1,000	$1,103.10	$5.87
Hypothetical 5% Return	1.12%	$1,000	$1,019.35	$5.64
Institutional Shares
Actual Return	1.05%	$1,000	$1,103.90	$5.51
Hypothetical 5% Return	1.05%	$1,000	$1,019.70	$5.29

Laudus Mondrian Emerging Markets Fund
Investor Shares
Actual Return	1.80%	$1,000	$1,040.80	$9.16
Hypothetical 5% Return	1.80%	$1,000	$1,015.96	$9.05
Select Shares
Actual Return	1.52%	$1,000	$1,041.30	$7.74
Hypothetical 5% Return	1.52%	$1,000	$1,017.35	$7.64
Institutional Shares
Actual Return	1.45%	$1,000	$1,042.00	$7.38
Hypothetical 5% Return	1.45%	$1,000	$1,017.70	$7.29

Laudus Mondrian International Fixed Income Fund
Actual Return	0.74%	$1,000	$994.60	$3.68
Hypothetical 5% Return	0.74%	$1,000	$1,021.24	$3.73

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights, which covers a 12-month period.
[2]	Expenses for each fund or share class are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 182 days of the period, and divided by 365 days of the fiscal year.

16 Laudus Mondrian Funds

Laudus Mondrian International Equity Fund

Financial Statements

Financial Highlights

	4/1/10–	4/1/09–	6/17/08[1]–
Investor Shares	3/31/11	3/31/10	3/31/09

Per-Share Data ($)

Net asset value at beginning of period	7.52	5.43	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.16 [2]	0.18 [2]	0.07
Net realized and unrealized gains (losses)	0.28	2.02	(4.59)

Total from investment operations	0.44	2.20	(4.52)
Less distributions:
Distributions from net investment income	(0.23)	(0.11)	(0.05)
Distributions from net realized gains	—	—	(0.00)[3]

Total distributions	(0.23)	(0.11)	(0.05)

Net asset value at end of period	7.73	7.52	5.43

Total return (%)	5.94	40.53	(45.31)[4]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.40	1.40	1.39 [5,6]
Gross operating expenses	1.63	1.60	2.78 [5]
Net investment income (loss)	2.19	2.47	2.46 [5]
Portfolio turnover rate	33	14	8 [4]
Net assets, end of period ($ x 1,000)	1,009	403	168

	4/1/10–	4/1/09–	6/17/08[1]–
Select Shares	3/31/11	3/31/10	3/31/09

Per-Share Data ($)

Net asset value at beginning of period	7.53	5.44	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.21 [2]	0.18 [2]	0.12
Net realized and unrealized gains (losses)	0.25	2.03	(4.63)

Total from investment operations	0.46	2.21	(4.51)
Less distributions:
Distributions from net investment income	(0.24)	(0.12)	(0.05)
Distributions from net realized gains	—	—	(0.00)[3]

Total distributions	(0.24)	(0.12)	(0.05)

Net asset value at end of period	7.75	7.53	5.44

Total return (%)	6.20	40.68	(45.16)[4]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.12	1.12	1.12 [5]
Gross operating expenses	1.36	1.31	3.10 [5]
Net investment income (loss)	2.86	2.43	2.22 [5]
Portfolio turnover rate	33	14	8 [4]
Net assets, end of period ($ x 1,000)	542	458	90

1 Commencement of operations.
2 Calculated based on the average shares outstanding during the period.
3 Distribution from realized gains is less than 0.01.
4 Not annualized.
5 Annualized.
6 The ratio of net operating expenses would have been 1.40% for the Investor Shares, if custody credits had not been included.

See financial notes 17

 Laudus Mondrian International Equity Fund

Financial Highlights continued

	4/1/10–	4/1/09–	6/17/08[1]–
Institutional Shares	3/31/11	3/31/10	3/31/09

Per-Share Data ($)

Net asset value at beginning of period	7.54	5.44	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.23 [2]	0.21 [2]	0.08
Net realized and unrealized gains (losses)	0.24	2.02	(4.59)

Total from investment operations	0.47	2.23	(4.51)
Less distributions:
Distributions from net investment income	(0.25)	(0.13)	(0.05)
Distributions from net realized gains	—	—	(0.00)[3]

Total distributions	(0.25)	(0.13)	(0.05)

Net asset value at end of period	7.76	7.54	5.44

Total return (%)	6.28	40.90	(45.15)[4]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.05	1.05	1.05 [5]
Gross operating expenses	1.21	1.24	2.11 [5]
Net investment income (loss)	3.08	2.90	2.52 [5]
Portfolio turnover rate	33	14	8 [4]
Net assets, end of period ($ x 1,000)	126,758	85,424	18,694

1 Commencement of operations.
2 Calculated based on the average shares outstanding during the period.
3 Distribution from realized gains is less than 0.01.
4 Not annualized.
5 Annualized.

18 See financial notes

 Laudus Mondrian International Equity Fund

Portfolio Holdings  as of March 31, 2011

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings is also available by visiting the fund’s website at www.laudus.com.

		Cost	Value
Holdings by Category		($)	($)

98.7%	Common Stock	118,144,620	126,663,498
0.8%	Other Investment Company	996,234	996,234

99.5%	Total Investments	119,140,854	127,659,732
0.5%	Other Assets and Liabilities, Net		649,412

100.0%	Net Assets		128,309,144

	Number	Value
Security	of Shares	($)

Common Stock 98.7% of net assets

Australia 7.2%

Food & Staples Retailing 1.5%
Wesfarmers Ltd.	57,707	1,895,956

Insurance 3.1%
AMP Ltd.	43,141	242,576
QBE Insurance Group Ltd.	203,489	3,722,031

		3,964,607

Telecommunication Services 2.6%
Telstra Corp., Ltd.	1,169,836	3,412,387

		9,272,950

France 17.7%

Banks 1.4%
Societe Generale	28,243	1,834,502

Capital Goods 2.7%
Compagnie de Saint-Gobain	56,932	3,481,710

Energy 3.7%
Total S.A.	77,165	4,701,934

Food & Staples Retailing 3.0%
Carrefour S.A.	86,380	3,816,252

Pharmaceuticals, Biotechnology & Life Sciences 3.3%
Sanofi-Aventis	60,984	4,273,428

Telecommunication Services 3.6%
France Telecom S.A.	203,813	4,576,345

		22,684,171

Germany 2.5%

Utilities 2.5%
RWE AG	50,569	3,221,044

Italy 4.8%

Banks 2.3%
Intesa Sanpaolo	988,999	2,917,630

Energy 2.5%
Eni S.p.A.	133,492	3,275,546

		6,193,176

Japan 21.5%

Automobiles & Components 3.1%
Toyota Motor Corp.	99,900	3,964,457

Food & Staples Retailing 3.4%
Seven & i Holdings Co., Ltd.	167,800	4,274,460

Household & Personal Products 3.1%
Kao Corp.	160,700	4,009,801

Insurance 2.3%
Tokio Marine Holdings, Inc.	111,000	2,963,635

Materials 0.2%
Shin-Etsu Chemical Co., Ltd.	5,000	248,852

Pharmaceuticals, Biotechnology & Life Sciences 3.8%
Takeda Pharmaceutical Co., Ltd.	103,000	4,805,529

Technology Hardware & Equipment 3.0%
CANON, Inc.	90,400	3,888,082

Telecommunication Services 2.6%
KDDI Corp.	546	3,375,740

		27,530,556

Netherlands 4.9%

Food & Staples Retailing 3.0%
Koninklijke Ahold N.V.	284,167	3,810,990

Media 1.9%
Reed Elsevier N.V.	188,275	2,428,899

		6,239,889

Singapore 3.9%

Banks 2.5%
United Overseas Bank Ltd.	215,551	3,213,773

Telecommunication Services 1.4%
Singapore Telecommunications Ltd.	765,000	1,831,817

		5,045,590

Spain 7.8%

Banks 1.3%
Banco Santander S.A.	139,047	1,621,845

Telecommunication Services 3.4%
Telefonica S.A.	175,826	4,410,538

Utilities 3.1%
Iberdrola S.A.	461,250	4,010,907

		10,043,290

See financial notes 19

 Laudus Mondrian International Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Switzerland 5.5%

Insurance 2.0%
Zurich Financial Services AG *	9,103	2,544,625

Pharmaceuticals, Biotechnology & Life Sciences 3.5%
Novartis AG - Reg’d	82,335	4,458,519

		7,003,144

Taiwan 2.8%

Semiconductors & Semiconductor Equipment 2.8%
Taiwan Semiconductor Manufacturing Co., Ltd.	1,496,154	3,585,179

United Kingdom 20.1%

Energy 6.6%
BP plc	512,640	3,766,408
Royal Dutch Shell plc, Class A	128,144	4,661,653

		8,428,061

Food & Staples Retailing 2.8%
Tesco plc	595,058	3,635,003

Food, Beverage & Tobacco 4.0%
Unilever plc	168,955	5,147,163

Pharmaceuticals, Biotechnology & Life Sciences 3.8%
GlaxoSmithKline plc	254,265	4,844,934

Telecommunication Services 2.9%
Vodafone Group plc	1,329,686	3,789,348

		25,844,509

Total Common Stock
(Cost $118,144,620)		126,663,498

Other Investment Company 0.8% of net assets

United States 0.8%
State Street Institutional Liquid Reserves Fund - Institutional Class	996,234	996,234

Total Other Investment Company
(Cost $996,234)		996,234

End of Investments.

At 03/31/11, the tax basis cost of the fund’s investments was $120,667,920 and the unrealized appreciation and depreciation were $9,156,183 and ($2,164,371), respectively, with a net unrealized appreciation of $6,991,812.

At 03/31/11, the values of certain foreign securities held by the fund aggregating $123,442,454 were adjusted from their closing market values following the guidelines adopted by the fund’s Board of Trustees. (See financial note 2)

*	Non-income producing security.

Reg’d —	Registered

In addition to the above, the fund held the following at 03/31/11:

			Amount of		Amount of
		Currency	Currency	Currency	Currency	Unrealized
		to be	to be	to be	to be	Losses
Expiration Date	Counterparty	Received	Received	Delivered	Delivered	($)

Forward Foreign Currency Contracts

04/28/2011	State Street Bank London	USD	2,303,905	AUD	2,234,000	(82,304)

20 See financial notes

 Laudus Mondrian International Equity Fund

Statement of
Assets and Liabilities
As of March 31, 2011.

Assets

Investments, at value (cost $119,140,854)		$127,659,732
Foreign currency, at value (cost $165,175)		165,123
Receivables:
Investments sold		160,602
Dividends		516,016
Foreign tax reclaims		98,438
Fund shares sold		30,300
Interest		364
Prepaid expenses	+	6,699

Total assets		128,637,274

Liabilities

Payables:
Investments bought		161,099
Fund shares redeemed		13,682
Trustee’s retirement plan		9,188
Investment adviser fees		7,253
Distribution and shareholder services fees		215
Unrealized losses on forward foreign currency contracts		82,304
Accrued expenses	+	54,389

Total liabilities		328,130

Net Assets

Total assets		128,637,274
Total liabilities	−	328,130

Net assets		$128,309,144

Net Assets by Source
Capital received from investors		121,062,778
Net investment income not yet distributed		759,827
Net realized capital losses		(1,957,507)
Net unrealized capital gains		8,444,046

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV
Investor Shares	$1,008,586		130,499		$7.73
Select Shares	$542,356		69,969		$7.75
Institutional Shares	$126,758,202		16,330,480		$7.76

See financial notes 21

 Laudus Mondrian International Equity Fund

Statement of
Operations
For April 1, 2010 through March 31, 2011.

Investment Income

Dividends (net of foreign withholding taxes of $285,526)		$3,568,089
Interest	+	3,626

Total investment income		3,571,715

Expenses

Investment adviser fees		735,341
Transfer agent fees		93,443
Accounting and administration fees		52,721
Professional fees		42,002
Registration fees		40,237
Custodian fees		38,789
Trustees’ fees		11,484
Shareholder reports		2,798
Distribution and shareholder services fees (Investor Shares)		1,903
Interest expense		1,351
Sub-Accounting fees:
Investor Shares		1,142
Select Shares		687
Other expenses	+	26,840

Total expenses		1,048,738
Expense reduction by adviser	−	135,683

Net expenses	−	913,055

Net investment income		2,658,660

Realized and Unrealized Gains (Losses)

Net realized losses on investments		(1,592,859)
Net realized gains on foreign currency transactions	+	21,146

Net realized losses		(1,571,713)
Net unrealized gains on investments		1,541,309
Net unrealized losses on foreign currency translations	+	(73,245)

Net unrealized gains	+	1,468,064

Net realized and unrealized losses		(103,649)

Increase in net assets resulting from operations		$2,555,011

22 See financial notes

 Laudus Mondrian International Equity Fund

Statements of
Changes in Net Assets
For the current and prior report periods.

Operations

4/1/10-3/31/11			4/1/09-3/31/10
Net investment income		$2,658,660	$1,810,468
Net realized gains (losses)		(1,571,713)	349,617
Net unrealized gains	+	1,468,064	12,345,748

Increase in net assets from operations		2,555,011	14,505,833

Distributions to Shareholders

Distributions from net investment income
Investor Shares		(29,420)	(7,398)
Select Shares		(14,480)	(7,351)
Institutional Shares	+	(2,481,360)	(1,335,069)

Total distributions from net investment income		($2,525,260)	($1,349,818)

Transactions in Fund Shares

		4/1/10-3/31/11		4/1/09-3/31/10
		SHARES	VALUE	SHARES	VALUE
Shares Sold
Investor Shares		92,203	$655,680	51,524	$374,672
Select Shares		9,376	74,008	50,770	362,976
Institutional Shares	+	8,941,341	69,046,226	9,108,053	62,739,667

Total shares sold		9,042,920	$69,775,914	9,210,347	$63,477,315

Shares Reinvested
Investor Shares		3,461	$25,856	950	$7,197
Select Shares		1,727	12,915	861	6,539
Institutional Shares	+	70,268	526,307	39,447	299,800

Total shares reinvested		75,456	$565,078	41,258	$313,536

Shares Redeemed
Investor Shares		(18,768)	($138,716)	(29,708)	($222,012)
Select Shares		(1,892)	(12,911)	(7,379)	(41,398)
Institutional Shares	+	(4,007,978)	(28,195,074)	(1,256,943)	(9,349,540)

Total shares redeemed		(4,028,638)	($28,346,701)	(1,294,030)	($9,612,950)

Net transactions in fund shares		5,089,738	$41,994,291	7,957,575	$54,177,901

Shares Outstanding and Net Assets

		4/1/10-3/31/11		4/1/09-3/31/10
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		11,441,210	$86,285,102	3,483,635	$18,951,186
Total increase	+	5,089,738	42,024,042	7,957,575	67,333,916

End of period		16,530,948	$128,309,144	11,441,210	$86,285,102

Net investment income not yet distributed			$759,827		$605,281

See financial notes 23

Laudus Mondrian Global Equity Fund

Financial Statements

Financial Highlights

	4/1/10–	4/1/09–	6/17/08[1]–
Investor Shares	3/31/11	3/31/10	3/31/09

Per-Share Data ($)

Net asset value at beginning of period	8.05	5.68	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.17 [2]	0.17 [2]	0.17
Net realized and unrealized gains (losses)	0.58	2.38	(4.27)

Total from investment operations	0.75	2.55	(4.10)
Less distributions:
Distributions from net investment income	(0.19)	(0.18)	(0.22)

Net asset value at end of period	8.61	8.05	5.68

Total return (%)	9.40	44.94	(41.35)[3]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.40	1.39	1.40	[4]
Gross operating expenses	4.97	5.30	4.43	[4]
Net investment income (loss)	2.16	2.30	2.63	[4]
Portfolio turnover rate	26	22	14	[3]
Net assets, end of period ($ x 1,000)	91	80	34

	4/1/10–	4/1/09–	6/17/08[1]–
Select Shares	3/31/11	3/31/10	3/31/09

Per-Share Data ($)

Net asset value at beginning of period	8.06	5.68	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.19 [2]	0.19 [2]	0.16
Net realized and unrealized gains (losses)	0.58	2.39	(4.25)

Total from investment operations	0.77	2.58	(4.09)
Less distributions:
Distributions from net investment income	(0.20)	(0.20)	(0.23)

Net asset value at end of period	8.63	8.06	5.68

Total return (%)	9.77	45.43	(41.27)[3]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.12	1.11	1.12	[4]
Gross operating expenses	4.76	5.13	4.27	[4]
Net investment income (loss)	2.40	2.59	2.89	[4]
Portfolio turnover rate	26	22	14	[3]
Net assets, end of period ($ x 1,000)	270	182	33

1 Commencement of operations.
2 Calculated based on the average shares outstanding during the period.
3 Not annualized.
4 Annualized.

24 See financial notes

 Laudus Mondrian Global Equity Fund

Financial Highlights continued

	4/1/10–	4/1/09–	6/17/08[1]–
Institutional Shares	3/31/11	3/31/10	3/31/09

Per-Share Data ($)

Net asset value at beginning of period	8.06	5.68	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.20 [2]	0.20 [2]	0.16
Net realized and unrealized gains (losses)	0.58	2.38	(4.25)

Total from investment operations	0.78	2.58	(4.09)
Less distributions:
Distributions from net investment income	(0.21)	(0.20)	(0.23)

Net asset value at end of period	8.63	8.06	5.68

Total return (%)	9.84	45.49	(41.25)[3]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.05	1.03	1.05	[4]
Gross operating expenses	4.57	4.96	4.08	[4]
Net investment income (loss)	2.55	2.68	2.74	[4]
Portfolio turnover rate	26	22	14	[3]
Net assets, end of period ($ x 1,000)	4,539	4,132	2,840

1 Commencement of operations.
2 Calculated based on the average shares outstanding during the period.
3 Not annualized.
4 Annualized.

See financial notes 25

 Laudus Mondrian Global Equity Fund

Portfolio Holdings  as of March 31, 2011

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings is also available by visiting the fund’s website at www.laudus.com.

			Cost	Value
Holdings by Category			($)	($)

99.0%		Common Stock	5,002,703	4,851,541
1.4%		Other Investment Company	66,215	66,215

100.4%		Total Investments	5,068,918	4,917,756
(0	.4)%	Other Assets and Liabilities, Net		(17,520)

100.0%		Net Assets		4,900,236

	Number	Value
Security	of Shares	($)

Common Stock 99.0% of net assets

Australia 3.4%

Insurance 2.4%
AMP Ltd.	9,180	51,618
QBE Insurance Group Ltd.	3,655	66,854

		118,472

Telecommunication Services 1.0%
Telstra Corp., Ltd.	16,720	48,772

		167,244

France 11.6%

Banks 1.0%
Societe Generale	742	48,196

Capital Goods 1.2%
Vinci S.A.	957	59,748

Energy 3.2%
Total S.A.	2,530	154,162

Food & Staples Retailing 2.1%
Carrefour S.A.	2,320	102,497

Pharmaceuticals, Biotechnology & Life Sciences 1.4%
Sanofi-Aventis	997	69,864

Telecommunication Services 2.7%
France Telecom S.A.	5,873	131,870

		566,337

Germany 3.3%

Telecommunication Services 1.9%
Deutsche Telekom AG - Reg’d	6,079	94,032

Utilities 1.4%
RWE AG	1,051	66,945

		160,977

Italy 2.9%

Banks 0.9%
UniCredit S.p.A.	17,493	43,118

Energy 2.0%
Eni S.p.A.	4,087	100,284

		143,402

Japan 6.6%

Food & Staples Retailing 1.9%
Seven & i Holdings Co., Ltd.	3,600	91,705

Insurance 1.2%
Tokio Marine Holdings, Inc.	2,300	61,409

Pharmaceuticals, Biotechnology & Life Sciences 1.2%
Astellas Pharma, Inc.	1,600	59,253

Software & Services 1.0%
Trend Micro, Inc.	1,800	47,937

Technology Hardware & Equipment 1.3%
CANON, Inc.	1,500	64,514

		324,818

Netherlands 4.3%

Diversified Financials 1.9%
ING Groep N.V. CVA *	7,488	95,051

Food & Staples Retailing 1.5%
Koninklijke Ahold N.V.	5,599	75,089

Media 0.9%
Reed Elsevier N.V.	3,221	41,553

		211,693

Singapore 1.2%

Telecommunication Services 1.2%
Singapore Telecommunications Ltd.	24,000	57,465

Spain 4.3%

Telecommunication Services 2.1%
Telefonica S.A.	4,134	103,700

Utilities 2.2%
Iberdrola S.A.	12,364	107,514

		211,214

Switzerland 3.8%

Insurance 1.0%
Zurich Financial Services AG - Reg’d	177	49,478

Pharmaceuticals, Biotechnology & Life Sciences 2.8%
Novartis AG - Reg’d	2,552	138,193

		187,671

Taiwan 1.6%

Semiconductors & Semiconductor Equipment 1.6%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	33,184	79,518

26 See financial notes

 Laudus Mondrian Global Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

United Kingdom 13.0%

Consumer Services 0.9%
Compass Group plc	4,704	42,283

Energy 5.5%
BP plc	15,112	111,029
Royal Dutch Shell plc, Class A	4,365	158,791

		269,820

Food, Beverage & Tobacco 2.4%
Unilever plc	3,918	119,361

Pharmaceuticals, Biotechnology & Life Sciences 3.2%
GlaxoSmithKline plc	8,116	154,648

Telecommunication Services 1.0%
Vodafone Group plc	17,271	49,219

		635,331

United States 43.0%

Banks 2.9%
U.S. Bancorp	3,200	84,576
Wells Fargo & Co.	1,755	55,633

		140,209

Capital Goods 2.0%
3M Co.	500	46,750
General Electric Co.	2,600	52,130

		98,880

Diversified Financials 2.8%
Bank of America Corp.	3,550	47,322
Northern Trust Corp.	1,800	91,350

		138,672

Energy 5.7%
Chevron Corp.	1,200	128,916
Southwestern Energy Co. *	3,500	150,395

		279,311

Food & Staples Retailing 2.6%
Wal-Mart Stores, Inc.	2,400	124,920

Food, Beverage & Tobacco 4.0%
ConAgra Foods, Inc.	4,500	106,875
H.J. Heinz Co.	1,800	87,876

		194,751

Health Care Equipment & Services 3.5%
Baxter International, Inc.	1,800	96,786
WellPoint, Inc.	1,100	76,769

		173,555

Household & Personal Products 1.9%
The Procter & Gamble Co.	1,500	92,400

Media 1.5%
CBS Corp., Class B	3,000	75,120

Pharmaceuticals, Biotechnology & Life Sciences 7.6%
Johnson & Johnson	1,700	100,725
Merck & Co., Inc.	3,900	128,739
Pfizer, Inc.	6,965	141,459

		370,923

Retailing 1.5%
Genuine Parts Co.	1,400	75,096

Software & Services 1.3%
Microsoft Corp.	2,500	63,400

Telecommunication Services 2.7%
AT&T, Inc.	2,900	88,740
Verizon Communications, Inc.	1,100	42,394

		131,134

Transportation 1.5%
United Parcel Service, Inc., Class B	1,000	74,320

Utilities 1.5%
Edison International	2,000	73,180

		2,105,871

Total Common Stock
(Cost $5,002,703)		4,851,541

Other Investment Company 1.4% of net assets

United States 1.4%
State Street Institutional Liquid Reserves Fund - Institutional Class	66,215	66,215

Total Other Investment Company
(Cost $66,215)		66,215

End of Investments.

At 03/31/11, the tax basis cost of the fund’s investments was $5,069,545 and the unrealized appreciation and depreciation were $336,579 and ($488,368), respectively, with a net unrealized depreciation of ($151,789).

At 03/31/11, the values of certain foreign securities held by the fund aggregating $2,678,725 were adjusted from their closing market values following the guidelines adopted by the fund’s Board of Trustees. (See financial note 2)

*	Non-income producing security.

ADR —	American Depositary Receipt
CVA —	Dutch Certificate
Reg’d —	Registered

In addition to the above, the fund held the following at 03/31/11:

			Amount of		Amount of
		Currency	Currency	Currency	Currency	Unrealized
Expiration		to be	to be	to be	to be	Losses
Date	Counterparty	Received	Received	Delivered	Delivered	($)

Forward Foreign Currency Contracts

04/28/2011	State Street Bank London	USD	135,615	AUD	131,500	(4,254)

See financial notes 27

 Laudus Mondrian Global Equity Fund

Statement of
Assets and Liabilities
As of March 31, 2011.

Assets

Investments, at value (cost $5,068,918)		$4,917,756
Foreign currency, at value (cost $10,449)		10,547
Receivables:
Dividends		13,511
Foreign tax reclaims		4,149
Due from investment adviser		1,849
Interest		16
Fund shares sold		8
Prepaid expenses	+	323

Total assets		4,948,159

Liabilities

Payables:
Trustee’s retirement plan		468
Distribution and shareholder services fees		20
Unrealized losses on forward foreign currency contracts		4,254
Accrued expenses	+	43,181

Total liabilities		47,923

Net Assets

Total assets		4,948,159
Total liabilities	−	47,923

Net assets		$4,900,236

Net Assets by Source
Capital received from investors		5,522,910
Net investment income not yet distributed		22,625
Net realized capital losses		(490,457)
Net unrealized capital losses		(154,842)

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV
Investor Shares	$91,498		10,623		$8.61
Select Shares	$269,649		31,246		$8.63
Institutional Shares	$4,539,089		525,890		$8.63

28 See financial notes

 Laudus Mondrian Global Equity Fund

Statement of
Operations
For April 1, 2010 through March 31, 2011.

Investment Income

Dividends (net of foreign withholding taxes of $8,882)		$158,772
Interest	+	122

Total investment income		158,894

Expenses

Investment adviser fees		37,588
Accounting and administration fees		49,271
Professional fees		38,768
Registration fees		32,065
Transfer agent fees		26,292
Trustees’ fees		8,080
Custodian fees		2,596
Shareholder reports		1,350
Distribution and shareholder services fees (Investor Shares)		232
Interest expense		3
Sub-Accounting fees:
Investor Shares		139
Select Shares		314
Other expenses	+	6,186

Total expenses		202,884
Expense reduction by adviser	−	155,976

Net expenses	−	46,908

Net investment income		111,986

Realized and Unrealized Gains (Losses)

Net realized losses on investments		(91,940)
Net realized gains on foreign currency transactions	+	609

Net realized losses		(91,331)
Net unrealized gains on investments		419,971
Net unrealized losses on foreign currency translations	+	(3,709)

Net unrealized gains	+	416,262

Net realized and unrealized gains		324,931

Increase in net assets resulting from operations		$436,917

See financial notes 29

 Laudus Mondrian Global Equity Fund

Statements of
Changes in Net Assets
For the current and prior report periods.

Operations

4/1/10-3/31/11			4/1/09-3/31/10
Net investment income		$111,986	$105,536
Net realized losses		(91,331)	(110,991)
Net unrealized gains	+	416,262	1,364,784

Increase in net assets from operations		436,917	1,359,329

Distributions to Shareholders

Distributions from net investment income
Investor Shares		(2,245)	(1,454)
Select Shares		(6,233)	(4,347)
Institutional Shares	+	(107,656)	(100,300)

Total distributions from net investment income		($116,134)	($106,101)

Transactions in Fund Shares

		4/1/10-3/31/11		4/1/09-3/31/10
		SHARES	VALUE	SHARES	VALUE
Shares Sold
Investor Shares		7,287	$58,163	5,771	$42,376
Select Shares		13,628	111,075	16,313	100,000
Institutional Shares	+	—	—	—	—

Total shares sold		20,915	$169,238	22,084	$142,376

Shares Reinvested
Investor Shares		267	$2,168	174	$1,379
Select Shares		767	6,233	548	4,347
Institutional Shares	+	13,242	107,691	12,648	100,300

Total shares reinvested		14,276	$116,092	13,370	$106,026

Shares Redeemed
Investor Shares		(6,814)	($55,441)	(2,103)	($15,198)
Select Shares		(5,739)	(43,795)	—	—
Institutional Shares	+	—	—	—	—

Total shares redeemed		(12,553)	($99,236)	(2,103)	($15,198)

Net transactions in fund shares		22,638	$186,094	33,351	$233,204

Shares Outstanding and Net Assets

		4/1/10-3/31/11		4/1/09-3/31/10
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		545,121	$4,393,359	511,770	$2,906,927
Total increase	+	22,638	506,877	33,351	1,486,432

End of period		567,759	$4,900,236	545,121	$4,393,359

Net investment income not yet distributed			$22,625		$26,164

30 See financial notes

Laudus Mondrian Emerging Markets Fund

Financial Statements

Financial Highlights

	4/1/10–	4/1/09–		4/1/08–	11/2/07[1]–
Investor Shares	3/31/11	3/31/10		3/31/09	3/31/08

Per-Share Data ($)

Net asset value at beginning of period	8.79	5.33		9.29	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.14 [2]	0.09	[2]	0.11	0.02
Net realized and unrealized gains (losses)	0.90	3.46		(4.01)	(0.72)

Total from investment operations	1.04	3.55		(3.90)	(0.70)
Less distributions:
Distributions from net investment income	(0.16)	(0.09)		(0.06)	(0.01)

Net asset value at end of period	9.67	8.79		5.33	9.29

Total return (%)	11.89	66.74		(42.02)	(6.98)[3]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.80	1.81	[4]	1.80	1.82	[5,6]
Gross operating expenses	1.91	2.08		2.46	2.79	[5]
Net investment income (loss)	1.56	1.17		1.54	0.89	[5]
Portfolio turnover rate	33	44		52	49	[3]
Net assets, end of period ($ x 1,000)	10,862	9,437		1,927	1,937

	4/1/10–	4/1/09–		4/1/08–	11/2/07[1]–
Select Shares	3/31/11	3/31/10		3/31/09	3/31/08

Per-Share Data ($)

Net asset value at beginning of period	8.80	5.34		9.31	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.17 [2]	0.10	[2]	0.08	0.02
Net realized and unrealized gains (losses)	0.90	3.47		(3.97)	(0.70)

Total from investment operations	1.07	3.57		(3.89)	(0.68)
Less distributions:
Distributions from net investment income	(0.19)	(0.11)		(0.08)	(0.01)

Net asset value at end of period	9.68	8.80		5.34	9.31

Total return (%)	12.18	66.91		(41.82)	(6.75)[3]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.52	1.53	[7]	1.52	1.54	[5,8]
Gross operating expenses	1.66	1.78		2.23	2.74	[5]
Net investment income (loss)	1.83	1.17		1.70	0.69	[5]
Portfolio turnover rate	33	44		52	49	[3]
Net assets, end of period ($ x 1,000)	5,554	4,531		559	760

1 Commencement of operations.
2 Calculated based on the average shares outstanding during the period.
3 Not annualized.
4 The ratio of net operating expenses would have been 1.80% if certain non-routine expenses (proxy expense) had not been incurred.
5 Annualized.
6 The ratio of net operating expenses would have been 1.80%, if interest expense had not been included.
7 The ratio of net operating expenses would have been 1.52% if certain non-routine expenses (proxy expense) had not been incurred.
8 The ratio of net operating expenses would have been 1.52%, if interest expense had not been included.

See financial notes 31

 Laudus Mondrian Emerging Markets Fund

Financial Highlights continued

	4/1/10–	4/1/09–		4/1/08–	11/2/07[1]–
Institutional Shares	3/31/11	3/31/10		3/31/09	3/31/08

Per-Share Data ($)

Net asset value at beginning of period	8.80	5.33		9.29	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.15 [2]	0.14	[2]	0.10	0.02
Net realized and unrealized gains (losses)	0.92	3.44		(3.98)	(0.71)

Total from investment operations	1.07	3.58		(3.88)	(0.69)
Less distributions:
Distributions from net investment income	(0.19)	(0.11)		(0.08)	(0.02)

Net asset value at end of period	9.68	8.80		5.33	9.29

Total return (%)	12.25	67.27		(41.78)	(6.94)[3]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.45	1.46	[4]	1.45	1.47	[5,6]
Gross operating expenses	1.51	1.70		2.13	2.62	[5]
Net investment income (loss)	1.69	1.79		1.94	0.59	[5]
Portfolio turnover rate	33	44		52	49	[3]
Net assets, end of period ($ x 1,000)	171,432	90,486		25,234	19,414

1 Commencement of operations.
2 Calculated based on the average shares outstanding during the period.
3 Not annualized.
4 The ratio of net operating expenses would have been 1.45% if certain non-routine expenses (proxy expense) had not been incurred.
5 Annualized.
6 The ratio of net operating expenses would have been 1.45%, if interest expense had not been included.

32 See financial notes

 Laudus Mondrian Emerging Markets Fund

Portfolio Holdings  as of March 31, 2011

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings is also available by visiting the fund’s website at www.laudus.com.

		Cost	Value
Holdings by Category		($)	($)

94.7%	Common Stock	155,148,882	177,912,396
3.1%	Preferred Stock	4,503,210	5,805,578
1.3%	Other Investment Company	2,515,127	2,515,127

99.1%	Total Investments	162,167,219	186,233,101
0.9%	Other Assets and Liabilities, Net		1,614,380

100.0%	Net Assets		187,847,481

	Number	Value
Security	of Shares	($)

Common Stock 94.7% of net assets

Brazil 16.2%

Food, Beverage & Tobacco 2.0%
Companhia de Bebidas das Americas ADR	135,100	3,824,681

Materials 5.1%
Companhia Siderurgica Nacional S.A. ADR	162,900	2,713,914
Vale S.A. ADR	229,600	6,777,792

		9,491,706

Software & Services 3.0%
Redecard S.A.	386,700	5,696,343

Transportation 3.3%
CCR S.A.	214,500	6,227,483

Utilities 2.8%
CPFL Energia S.A. ADR	60,000	5,244,600

		30,484,813

Chile 2.7%

Utilities 2.7%
Enersis S.A. ADR	247,500	5,152,950

China 21.9%

Banks 7.9%
China Construction Bank Corp., Class H	8,418,950	7,881,696
Industrial & Commercial Bank of China Ltd., Class H	8,300,325	6,881,540

		14,763,236

Capital Goods 2.7%
Beijing Enterprises Holdings Ltd.	899,500	5,129,262

Food, Beverage & Tobacco 2.0%
Want Want China Holdings Ltd.	4,776,000	3,752,975

Household & Personal Products 1.8%
Hengan International Group Co., Ltd.	467,000	3,463,031

Telecommunication Services 2.6%
China Mobile Ltd.	529,000	4,883,197

Transportation 2.7%
China Merchants Holdings International Co., Ltd.	674,000	2,842,710
China Shipping Development Co., Ltd., Class H	1,908,000	2,141,690

		4,984,400

Utilities 2.2%
China Resources Power Holdings Co., Ltd.	2,180,000	4,201,979

		41,178,080

India 5.9%

Banks 2.5%
Axis Bank Ltd.	144,784	4,566,769

Diversified Financials 2.4%
Rural Electrification Corp., Ltd.	801,688	4,547,410

Software & Services 1.0%
HCL Technologies Ltd.	176,992	1,906,647

		11,020,826

Indonesia 4.5%

Automobiles & Components 1.5%
PT Astra International Tbk	424,000	2,773,107

Utilities 3.0%
PT Perusahaan Gas Negara	12,766,500	5,711,266

		8,484,373

Kazahkstan 1.8%

Energy 1.8%
KazMunaiGas Exploration Production GDR	150,360	3,383,100

Malaysia 2.0%

Telecommunication Services 2.0%
Maxis Berhad	2,066,400	3,668,886

Mexico 2.7%

Materials 2.7%
Grupo Mexico SAB de C.V., Series B	1,364,500	5,116,395

Peru 2.0%

Banks 2.0%
Credicorp Ltd.	35,594	3,734,878

See financial notes 33

 Laudus Mondrian Emerging Markets Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Philippines 2.2%

Telecommunication Services 2.2%
Philippine Long Distance Telephone Co. ADR	77,400	4,140,900

Republic of Korea 5.1%

Banks 2.1%
KB Financial Group, Inc.	64,535	3,375,848
KB Financial Group, Inc. ADR	9,350	487,790

		3,863,638

Food, Beverage & Tobacco 3.0%
KT&G Corp.	107,872	5,611,726

		9,475,364

Russia 4.0%

Energy 4.0%
Gazprom ADR	120,088	3,883,646
LUKOIL ADR	50,400	3,598,056

		7,481,702

South Africa 6.0%

Diversified Financials 1.8%
African Bank Investments Ltd.	599,703	3,354,719

Energy 2.1%
Sasol	70,180	4,060,462

Food, Beverage & Tobacco 2.1%
Tiger Brands Ltd.	150,711	3,895,228

		11,310,409

Taiwan 7.9%

Semiconductors & Semiconductor Equipment 5.1%
MediaTek, Inc.	244,923	2,814,024
Taiwan Semiconductor Manufacturing Co., Ltd.	2,776,719	6,653,750

		9,467,774

Telecommunication Services 2.8%
Chunghwa Telecom Co., Ltd. ADR	169,561	5,283,521

		14,751,295

Thailand 4.3%

Banks 1.5%
Kasikornbank Public Co., Ltd. NVDR	695,000	2,916,659

Energy 2.8%
PTT PCL	444,100	5,197,930

		8,114,589

Turkey 5.5%

Banks 2.3%
Turkiye Garanti Bankasi A/S	936,010	4,367,303

Energy 2.9%
Tupras-Turkiye Petrol Rafinerileri A/S	186,375	5,468,260

Telecommunication Services 0.3%
Turkcell Iletisim Hizmetleri A/S	97,139	578,273

		10,413,836

Total Common Stock
(Cost $155,148,882)		177,912,396

Preferred Stock 3.1% of net assets

Brazil 3.1%

Banks 3.1%
Itausa - Investimentos Itau S.A.	740,506	5,805,578

Total Preferred Stock
(Cost $4,503,210)		5,805,578

Other Investment Company 1.3% of net assets

United States 1.3%
State Street Institutional Liquid Reserves Fund - Institutional Class	2,515,127	2,515,127

Total Other Investment Company
(Cost $2,515,127)		2,515,127

End of Investments.

At 03/31/11, the tax basis cost of the fund’s investments was $166,216,169 and the unrealized appreciation and depreciation were $22,651,317 and ($2,634,385) respectively, with a net unrealized appreciation of $20,016,932.

At 03/31/11, the values of certain foreign securities held by the fund aggregating $107,448,417 were adjusted from their closing market values following the guidelines adopted by the fund’s Board of Trustees. (See financial note 2)

ADR —	American Depositary Receipt
GDR —	Global Depositary Receipt
NVDR —	Non-Voting Depositary Receipt

34 See financial notes

 Laudus Mondrian Emerging Markets Fund

Statement of
Assets and Liabilities
As of March 31, 2011.

Assets

Investments, at value (cost $162,167,219)		$186,233,101
Foreign currency, at value (cost $222,545)		222,548
Receivables:
Investments sold		614,321
Fund shares sold		643,296
Dividends		551,632
Interest		463
Foreign tax reclaims		259
Prepaid expenses	+	9,537

Total assets		188,275,157

Liabilities

Payables:
Foreign capital gains tax		275,485
Fund shares redeemed		43,336
Investment adviser fees		15,472
Trustee’s retirement plan		12,004
Distribution and shareholder services fees		2,283
Accrued expenses	+	79,096

Total liabilities		427,676

Net Assets

Total assets		188,275,157
Total liabilities	−	427,676

Net assets		$187,847,481

Net Assets by Source
Capital received from investors		167,482,018
Distributions in excess of net investment income		(826,874)
Net realized capital losses		(2,613,158)
Net unrealized capital gains		23,805,495

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV
Investor Shares	$10,861,964		1,123,706		$9.67
Select Shares	$5,553,679		573,610		$9.68
Institutional Shares	$171,431,838		17,710,973		$9.68

See financial notes 35

 Laudus Mondrian Emerging Markets Fund

Statement of
Operations
For April 1, 2010 through March 31, 2011.

Investment Income

Dividends (net of foreign withholding taxes of $568,917)		$4,561,512
Interest	+	6,931

Total investment income		4,568,443

Expenses

Investment adviser fees		1,733,692
Custodian fees		169,853
Transfer agent fees		59,960
Registration fees		57,913
Accounting and administration fees		53,613
Professional fees		45,293
Distribution and shareholder services fees (Investor Shares)		24,064
Trustees’ fees		13,943
Shareholder reports		11,758
Interest expense		123
Sub-Accounting fees:
Investor Shares		14,438
Select Shares		7,307
Other expenses	+	36,900

Total expenses		2,228,857
Expense reduction by adviser	−	95,858
Custody credits	−	33

Net expenses	−	2,132,966

Net investment income		2,435,477

Realized and Unrealized Gains (Losses)

Net realized gains on investments (net of foreign capital gain tax of $33,473)		3,816,885
Net realized losses on foreign currency transactions	+	(254,385)

Net realized gains		3,562,500
Net unrealized gains on investments (net of foreign capital gain tax of $275,485)		11,424,075
Net unrealized gains on foreign currency translations	+	14,093

Net unrealized gains	+	11,438,168

Net realized and unrealized gains		15,000,668

Increase in net assets resulting from operations		$17,436,145

36 See financial notes

 Laudus Mondrian Emerging Markets Fund

Statements of
Changes in Net Assets
For the current and prior report periods.

Operations

4/1/10-3/31/11			4/1/09-3/31/10
Net investment income		$2,435,477	$1,153,567
Net realized gains		3,562,500	77,669
Net unrealized gains	+	11,438,168	23,743,396

Increase in net assets from operations		17,436,145	24,974,632

Distributions to Shareholders

Distributions from net investment income
Investor Shares		(166,610)	(99,099)
Select Shares		(98,351)	(45,364)
Institutional Shares	+	(3,143,469)	(924,199)

Total distributions from net investment income		($3,408,430)	($1,068,662)

Transactions in Fund Shares

		4/1/10-3/31/11		4/1/09-3/31/10
		SHARES	VALUE	SHARES	VALUE
Shares Sold
Investor Shares		511,525	$4,732,716	1,152,477	$8,887,479
Select Shares		395,510	3,401,829	602,229	4,964,897
Institutional Shares	+	9,347,046	86,144,096	6,024,244	47,508,182

Total shares sold		10,254,081	$94,278,641	7,778,950	$61,360,558

Shares Reinvested
Investor Shares		14,548	$136,891	9,692	$81,609
Select Shares		6,267	58,975	4,950	41,731
Institutional Shares	+	251,426	2,365,918	5,603	47,231

Total shares reinvested		272,241	$2,561,784	20,245	$170,571

Shares Redeemed
Investor Shares		(476,328)	($4,266,333)	(449,546)	($3,638,090)
Select Shares		(343,016)	(3,065,763)	(197,123)	(1,576,529)
Institutional Shares	+	(2,173,135)	(20,142,841)	(476,176)	(3,489,305)

Total shares redeemed		(2,992,479)	($27,474,937)	(1,122,845)	($8,703,924)

Net transactions in fund shares		7,533,843	$69,365,488	6,676,350	$52,827,205

Shares Outstanding and Net Assets

		4/1/10-3/31/11		4/1/09-3/31/10
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		11,874,446	$104,454,278	5,198,096	$27,721,103
Total increase	+	7,533,843	83,393,203	6,676,350	76,733,175

End of period		19,408,289	$187,847,481	11,874,446	$104,454,278

(Distributions in excess of net investment income)/Net investment income not yet distributed			($826,874)		$81,040

See financial notes 37

Laudus Mondrian International Fixed Income Fund

Financial Statements

Financial Highlights

	4/1/10–	4/1/09–	4/1/08–	11/2/07[2]–
	3/31/11	3/31/10[1]	3/31/09	3/31/08

Per-Share Data ($)

Net asset value at beginning of period	11.20	10.32	11.29	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.16	0.26	0.27	0.07
Net realized and unrealized gains (losses)	0.71	1.06	(0.86)	1.27

Total from investment operations	0.87	1.32	(0.59)	1.34
Less distributions:
Distributions from net investment income	(0.20)	(0.42)	(0.38)	(0.05)
Distributions from net realized gains	(0.01)	(0.02)	—	—

Total distributions	(0.21)	(0.44)	(0.38)	(0.05)

Net asset value at end of period	11.86	11.20	10.32	11.29

Total return (%)	7.86	12.85	(5.40)	13.42	[3]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.74	0.76 [4]	0.75	0.75	[5]
Gross operating expenses	0.74	0.79	0.87	1.23	[5]
Net investment income (loss)	1.67	2.42	2.24	1.98	[5]
Portfolio turnover rate	58	67	92	1	[3]
Net assets, end of period ($ x 1,000)	966,800	279,274	64,562	52,214

1 Effective July 27, 2009, all outstanding Investor Shares and Select Shares were converted into Institutional Shares. The figures in the Financial Highlights reflect only the remaining share class.
2 Commencement of operations.
3 Not annualized.
4 The ratio of net operating expenses would have been 0.75% if certain non-routine expenses (proxy expense) had not been incurred.
5 Annualized.

38 See financial notes

 Laudus Mondrian International Fixed Income Fund

Portfolio Holdings  as of March 31, 2011

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings is also available by visiting the fund’s website at www.laudus.com.

For fixed rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued) and the maturity date shown is the stated legal maturity. For variable-rate obligations, the rate shown is the rate as of the report date, and the first maturity date shown is the next interest rate change date. The second maturity date shown is the final legal maturity.

		Cost	Value
Holdings by Category		($)	($)

57.8%	Government Bonds	549,637,760	559,128,448
10.6%	Government Agency Obligations	98,410,379	102,117,273
10.2%	Corporate Bonds	96,482,177	98,134,774
0.9%	Securitized	7,674,159	8,965,116
10.9%	Supranational	98,950,686	105,682,648
7.2%	U.S. Government and Government Agencies	69,004,178	70,053,393
1.4%	Other Investment Company	13,524,350	13,524,350

99.0%	Total Investments	933,683,689	957,606,002
1.0%	Other Assets and Liabilities, Net		9,193,800

100.0%	Net Assets		966,799,802

Security	Face Amount	Value
Rate, Maturity Date	(local currency)	($)

Government Bonds 57.8% of net assets

Australia 4.7%
Australia Government Bond
5.25%, 03/15/19 (AUD)	21,100,000	21,586,976
5.75%, 05/15/21 (AUD)	22,200,000	23,428,888

		45,015,864

Austria 3.3%
Austria Government Bond
6.25%, 07/15/27 (EUR)	18,200,000	32,385,315

Canada 2.1%
Canada Government Bond
3.50%, 01/13/20 (EUR)	14,000,000	20,126,817

Finland 3.3%
Finland Government Bond
5.38%, 07/04/13 (EUR)	21,000,000	31,964,885

France 4.3%
France Government Bond OAT
5.75%, 10/25/32 (EUR)	24,200,000	41,937,219

Germany 3.7%
Bundesobligation
1.75%, 10/09/15 (EUR)	3,700,000	5,066,959
Bundesrepublik Deutschland
3.75%, 01/04/17 (EUR)	4,000,000	5,938,519
4.25%, 07/04/18 (EUR)	3,100,000	4,721,938
2.25%, 09/04/20 (EUR)	12,500,000	16,221,247
Bundesschatzanweisungen
0.75%, 09/14/12 (EUR)	2,750,000	3,851,193

		35,799,856

Italy 9.7%
Italy Government International Bond
4.75%, 02/01/13 (EUR)	9,300,000	13,667,969
4.25%, 08/01/14 (EUR)	21,500,000	31,235,493
5.25%, 08/01/17 (EUR)	5,900,000	8,841,877
4.00%, 02/01/37 (EUR)	11,200,000	12,710,614
Republic of Italy
5.50%, 12/15/14 (JPY)	1,965,000,000	27,002,639

		93,458,592

Japan 14.2%
Japan Government Five Year Bond
0.40%, 09/20/15 (JPY)	2,450,000,000	29,407,393
Japan Government Ten Year Bond
1.10%, 09/20/12 (JPY)	2,350,000,000	28,630,391
1.90%, 06/20/16 (JPY)	2,150,000,000	27,671,544
1.50%, 09/20/18 (JPY)	2,890,000,000	36,338,085
Japan Government Thirty Year Bond
2.40%, 12/20/34 (JPY)	1,180,000,000	14,916,743

		136,964,156

Mexico 4.0%
Mexico Government Bond
5.38%, 06/10/13 (EUR)	9,000,000	13,500,950
5.63%, 01/15/17 (USD) (b)	23,000,000	25,484,000

		38,984,950

Netherlands 2.0%
Netherlands Government Bond
4.25%, 07/15/13 (EUR)	6,000,000	8,936,987
7.50%, 01/15/23 (EUR)	5,360,000	10,338,839

		19,275,826

Poland 3.9%
Poland Government Bond
5.25%, 04/25/13 (PLN)	11,400,000	4,033,021
5.00%, 10/24/13 (PLN)	3,300,000	1,158,749
6.25%, 10/24/15 (PLN)	17,700,000	6,376,102
5.50%, 10/25/19 (PLN)	26,500,000	8,925,701
5.75%, 09/23/22 (PLN)	51,600,000	17,270,227

		37,763,800

See financial notes 39

 Laudus Mondrian International Fixed Income Fund

Portfolio Holdings continued

Security	Face Amount	Value
Rate, Maturity Date	(local currency)	($)

Slovakia 1.3%
Slovakia Government Bond
4.90%, 02/11/14 (EUR)	8,497,664	12,643,824

Slovenia 1.3%
Slovenia Government Bond
4.38%, 02/06/19 (EUR)	9,000,000	12,807,344

Total Government Bonds
(Cost $549,637,760)		559,128,448

Government Agency Obligations 10.6% of net assets

Germany 6.2%
Bayerische Landesbank
1.40%, 04/22/13 (JPY)	1,600,000,000	19,546,545
Kreditanstalt fuer Wiederaufbau
0.30%, 03/20/13 (JPY)	1,580,000,000	19,022,113
2.05%, 02/16/26 (JPY)	1,700,000,000	21,105,445

		59,674,103

Japan 3.1%
Development Bank of Japan
1.75%, 03/17/17 (JPY)	1,160,000,000	14,710,621
Japan Finance Org. for Municipal Enterprises
1.55%, 02/21/12 (JPY)	350,000,000	4,258,269
1.35%, 11/26/13 (JPY)	915,000,000	11,283,299

		30,252,189

Netherlands 1.3%
Bank Nederlandse Gemeenten
1.85%, 11/07/16 (JPY)	970,000,000	12,190,981

Total Government Agency Obligations
(Cost $98,410,379)		102,117,273

Corporate Bonds 10.2% of net assets

Netherlands 1.2%
ING Bank N.V.
6.13%, 05/29/18, 05/29/23 (EUR) (a)(b)	8,000,000	11,635,321

Norway 1.9%
Eksportfinans ASA
1.60%, 03/20/14 (JPY)	1,500,000,000	18,603,534

United Kingdom 6.6%
HSBC Holdings plc
6.25%, 03/19/18 (EUR)	500,000	760,206
6.00%, 06/10/19 (EUR)	11,400,000	17,040,473
Lloyds TSB Bank plc
5.63%, 03/05/13, 03/05/18 (EUR) (a)(b)	1,200,000	1,655,981
5.38%, 09/03/19 (EUR)	6,300,000	8,817,038
Royal Bank of Scotland plc
5.38%, 09/30/19 (EUR)	10,100,000	13,858,695
Standard Chartered Bank
5.88%, 09/26/17 (EUR)	9,500,000	13,967,154
Standard Life plc
6.38%, 07/12/12, 07/12/22 (EUR) (a)(b)	5,130,000	7,397,171

		63,496,718

United States 0.5%
Zurich Finance (USA), Inc.
4.50%, 06/15/15, 06/15/25 (EUR) (a)(b)	3,100,000	4,399,201

Total Corporate Bonds
(Cost $96,482,177)		98,134,774

Securitized 0.9% of net assets

France 0.8%
Dexia Municipal Agency
1.55%, 10/31/13 (JPY)	640,000,000	7,804,738

Ireland 0.1%
Depfa ACS Bank
1.65%, 12/20/16 (JPY)	110,000,000	1,160,378

Total Securitized
(Cost $7,674,159)		8,965,116

Supranational 10.9% of net assets
Asian Development Bank
2.35%, 06/21/27 (JPY)	1,800,000,000	23,325,083
European Investment Bank
1.40%, 06/20/17 (JPY)	2,000,000,000	25,227,867
1.90%, 01/26/26 (JPY)	500,000,000	6,127,879
Inter-American Development Bank
6.00%, 05/25/16 (AUD)	22,200,000	23,097,974
Nordic Investment Bank
1.70%, 04/27/17 (JPY)	2,200,000,000	27,903,845

Total Supranational
(Cost $98,950,686)		105,682,648

U.S. Government and Government Agencies 7.2% of net assets

United States 7.2%
U.S. Treasury Bonds
3.63%, 02/15/21 (USD)	13,200,000	13,389,750
4.25%, 11/15/40 (USD)	14,000,000	13,391,882
U.S. Treasury Notes
1.25%, 02/15/14 (USD)	5,300,000	5,304,139
2.63%, 01/31/18 (USD)	38,500,000	37,967,622

Total U.S. Government and Government Agencies
(Cost $69,004,178)		70,053,393

40 See financial notes

 Laudus Mondrian International Fixed Income Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Other Investment Company 1.4% of net assets

United States 1.4%
State Street Institutional Liquid Reserves Fund - Institutional Class (USD)	13,524,350	13,524,350

Total Other Investment Company
(Cost $13,524,350)		13,524,350

End of Investments.

At 03/31/11 the tax basis cost of the fund’s investments was $934,209,070, and the unrealized appreciation and depreciation were $25,849,078 and ($2,452,146), respectively, with a net appreciation of $23,396,932.

(a)	Variable-rate security.
(b)	Callable security.

AUD —	Australian Dollar
EUR —	euro Currency
GBP —	Great British Pound
JPY —	Japanese Yen
PLN —	Polish Zloty
USD —	U.S. Dollar

In addition to the above, the fund held the following at 03/31/11:

			Amount of		Amount of
		Currency	Currency	Currency	Currency	Unrealized
		to be	to be	to be	to be	Losses
Expiration Date	Counterparty	Received	Received	Delivered	Delivered	($)

Forward Foreign Currency Contracts

04/28/2011	State Street Bank London	GBP	41,680,500	EUR	48,383,597	(1,692,475)

See financial notes 41

 Laudus Mondrian International Fixed Income Fund

Statement of
Assets and Liabilities
As of March 31, 2011.

Assets

Investments, at value (cost $933,683,689)		$957,606,002
Foreign currency, at value (cost $48,570)		48,088
Receivables:
Investments sold		7,738,354
Interest		12,902,761
Fund shares sold		5,855,747
Foreign tax reclaims		9,614
Prepaid expenses	+	21,206

Total assets		984,181,772

Liabilities

Payables:
Investments bought		12,061,445
Distributions to shareholders		2,801,490
Fund shares redeemed		638,606
Investment adviser fees		47,637
Trustee’s retirement plan		29,567
Unrealized losses on forward foreign currency contracts		1,692,475
Accrued expenses	+	110,750

Total liabilities		17,381,970

Net Assets

Total assets		984,181,772
Total liabilities	−	17,381,970

Net assets		$966,799,802

Net Assets by Source
Capital received from investors		949,321,189
Net investment income not yet distributed		716,129
Net realized capital losses		(5,813,743)
Net unrealized capital gains		22,576,227

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$966,799,802		81,505,326		$11.86

42 See financial notes

 Laudus Mondrian International Fixed Income Fund

Statement of
Operations
For April 1, 2010 through March 31, 2011.

Investment Income

Interest (net of foreign withholding taxes of $79,875)		$12,552,103

Expenses

Investment adviser fees		3,124,662
Recouped by manager		222,587
Custodian fees		163,301
Shareholder reports		59,950
Accounting and administration fees		59,854
Professional fees		55,314
Registration fees		44,354
Transfer agent fees		44,171
Trustees’ fees		26,992
Interest expense		1,949
Other expenses	+	73,679

Total expenses		3,876,813
Custody credits	−	32

Net expenses	−	3,876,781

Net investment income		8,675,322

Realized and Unrealized Gains (Losses)

Net realized losses on investments		(6,533,052)
Net realized losses on foreign currency transactions	+	(996,168)

Net realized losses		(7,529,220)
Net unrealized gains on investments		23,864,558
Net unrealized losses on foreign currency translations	+	(628,378)

Net unrealized gains	+	23,236,180

Net realized and unrealized gains		15,706,960

Increase in net assets resulting from operations		$24,382,282

See financial notes 43

 Laudus Mondrian International Fixed Income Fund

Statements of
Changes in Net Assets
For the current and prior report periods.

Operations

4/1/10-3/31/11			4/1/09-3/31/10
Net investment income		$8,675,322	$4,657,028
Net realized gains (losses)		(7,529,220)	4,087,101
Net unrealized gains	+	23,236,180	3,932,302

Increase in net assets from operations		24,382,282	12,676,431

Distributions to Shareholders[1]

Distributions from net investment income
Investor Shares		—	(296,594)
Select Shares		—	(379,959)
Institutional Shares	+	(7,683,365)	(6,527,952)

Total distributions from net investment income		(7,683,365)	(7,204,505)

Distributions from net realized gains	+	(588,061)	(535,755)

Total distributions		($8,271,426)	($7,740,260)

Transactions in Fund Shares1

		4/1/10-3/31/11		4/1/09-3/31/10
		SHARES	VALUE	SHARES	VALUE
Shares Sold
Investor Shares		—	$—	157,853	$1,716,559
Select Shares		—	—	488,763	5,339,839
Institutional Shares	+	69,638,144	820,566,719	22,417,931	255,065,619

Total shares sold		69,638,144	$820,566,719	23,064,547	$262,122,017

Shares Reinvested
Investor Shares		—	$—	24,202	$263,794
Select Shares		—	—	29,472	321,250
Institutional Shares	+	267,033	3,039,957	320,127	3,656,459

Total shares reinvested		267,033	$3,039,957	373,801	$4,241,503

Shares Redeemed
Investor Shares		—	$—	(2,128,989)	($23,661,558)
Select Shares		—	—	(2,847,078)	(31,627,976)
Institutional Shares	+	(13,343,783)	(152,191,466)	(4,052,269)	(45,433,721)

Total shares redeemed		(13,343,783)	($152,191,466)	(9,028,336)	($100,723,255)

Net transactions in fund shares		56,561,394	$671,415,210	14,410,012	$165,640,265

Shares Outstanding and Net Assets

		4/1/10-3/31/11		4/1/09-3/31/10
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		24,943,932	$279,273,736	10,533,920	$108,697,300
Total increase	+	56,561,394	687,526,066	14,410,012	170,576,436

End of period		81,505,326	$966,799,802	24,943,932	$279,273,736

Net investment income not yet distributed			$716,129		$1,827,371

[1]	Effective July 27, 2009, all outstanding Investor Shares (1,996,021 shares valued at $22,234,870) and Select Shares (2,638,198 shares valued at $29,374,492) were converted into Institutional Shares.

44 See financial notes

 Laudus Mondrian Funds

Financial Notes

1. Business Structure of the Funds:

Each of the Laudus Mondrian Funds in this report is a series of Laudus Trust, (the “trust”), an open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust including the funds discussed in this report, which are highlighted:

Laudus Mondrian International Equity Fund
Laudus Mondrian Global Equity Fund
Laudus Mondrian Emerging Markets Fund
Laudus Mondrian International Fixed Income Fund
Laudus Growth Investors U.S. Large Capitalization Growth Fund

The Laudus Mondrian Emerging Markets Fund and the Laudus Mondrian International Fixed Income Fund commenced operations on November 2, 2007. The Laudus Mondrian International Equity Fund and the Laudus Mondrian Global Equity Fund commenced operations on June 17, 2008.

Each fund, with the exception of Laudus Mondrian International Fixed Income Fund, offers three share classes: Investor Shares, Select Shares and Institutional Shares. Effective July 27, 2009, all outstanding Investor Shares and Select Shares of the Laudus Mondrian International Fixed Income Fund were converted into Institutional Shares and the fund no longer offers separate share classes. Immediately after and as a result of the conversion, each shareholder of the Investor Shares and Select Shares became an owner of the Institutional Shares of the fund.

Effective March 11, 2011, the Laudus Mondrian International Fixed Income Fund is closed to new investors.

Each class of shares generally has identical rights and preferences, except that each class is subject to different eligibility conditions, bears different distribution and sub-transfer agent expenses, and separate voting rights on matters pertaining solely to that class of shares.

Shares are bought and sold (subject to a redemption fee, see financial note 9) at closing net asset value (“NAV”), which is the price for all outstanding shares of the funds.

Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Security Valuation:

The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:

•	Securities traded on an exchange or over-the-counter: valued at the closing value for the day, or, on days when no closing value has been reported, halfway between the most recent bid and asked quotes. Securities that are primarily traded on foreign exchanges are valued at the closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the valuation date exchange rate unless these securities are fair valued as discussed below.

•	Securities for which no quoted value is available: The Board of Trustees has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, the fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Board of Trustees regularly reviews fair value determinations made by the funds pursuant to the procedures.

•	Bonds and notes: valued at halfway between the most recent bid and asked quotes or, if such quotes are unavailable, at prices for securities of comparable maturity, credit quality and type. Valuations for bonds and notes are provided by an independent bond-pricing service.

 45

 Laudus Mondrian Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

•	International fair valuation: The Board of Trustees has adopted procedures to fair value foreign equity securities that trade in markets that close prior to when the funds value their holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, each fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a fund’s portfolio holdings and the net asset value of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of a fund and that of its index or benchmark. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board of Trustees regularly reviews fair value determinations made by the funds pursuant to these procedures.

•	Forward contracts: valued at a value based on that day’s exchange rates.

•	Short-term securities (60 days or less to maturity): valued at amortized cost, which approximates market value.

•	Underlying funds: valued at their respective net asset values.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurement). If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. The funds do not adjust the quoted price for such investments, even in situations where the funds hold a large position and a sale could reasonably impact the quoted price. Investments in underlying funds are valued at their NAV daily and are classified as Level 1 prices.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the funds value their holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board of Trustees has approved a vendor that would calculate fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

•	Level 3 — significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes

46

 Laudus Mondrian Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and, therefore, the funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the funds’ investments as of March 31, 2011:

Laudus Mondrian International Equity Fund

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock(a)	$—	$123,442,454	$—	$123,442,454
Germany(a)	3,221,044	—	—	3,221,044
Other Investment Company(a)	996,234	—	—	996,234

Total	$4,217,278	$123,442,454	$—	$127,659,732

Liabilities Valuation Input

Other Financial Instruments*
Forward Foreign Currency Contracts	($82,304)	$—	$—	($82,304)

Laudus Mondrian Global Equity Fund

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock(a)	$—	$2,584,693	$—	$2,584,693
Germany(a)	—	94,032	—	94,032
Utilities	66,945	—	—	66,945
United States(a)	2,105,871	—	—	2,105,871
Other Investment Company(a)	66,215	—	—	66,215

Total	$2,239,031	$2,678,725	$—	$4,917,756

Liabilities Valuation Input

Other Financial Instruments*
Forward Foreign Currency Contracts	($4,254)	$—	$—	($4,254)

*	Forward Foreign Currency contracts are not included in Investments and are valued at unrealized appreciation or depreciation.
(a)	As categorized in Portfolio Holdings.

 47

 Laudus Mondrian Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

Laudus Mondrian Emerging Markets Fund

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total*

Common Stock(a)	$—	$86,076,410	$—	$86,076,410
Brazil(a)	30,484,813	—	—	30,484,813
Chile(a)	5,152,950	—	—	5,152,950
Kazahkstan(a)	3,383,100	—	—	3,383,100
Mexico(a)	5,116,395	—	—	5,116,395
Peru(a)	3,734,878	—	—	3,734,878
Philippines(a)	4,140,900	—	—	4,140,900
Republic of Korea(a)	—	5,611,726	—	5,611,726
Banks	487,790	3,375,848	—	3,863,638
Russia(a)	7,481,702	—	—	7,481,702
Taiwan(a)	—	9,467,774	—	9,467,774
Telecommunication Services	5,283,521	—	—	5,283,521
Thailand(a)	—	2,916,659	—	2,916,659
Energy	5,197,930	—	—	5,197,930
Preferred Stock(a)	5,805,578	—	—	5,805,578
Other Investment Company(a)	2,515,127	—	—	2,515,127

Total	$78,784,684	$107,448,417	$—	$186,233,101

*	The fund had no Other Financial Instruments.
(a)	As categorized in Portfolio Holdings.

Laudus Mondrian International Fixed Income Fund

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Government Bonds(a)	$—	$559,128,448	$—	$559,128,448
Government Agency Obligations(a)	—	102,117,273	—	102,117,273
Corporate Bonds(a)	—	98,134,774	—	98,134,774
Securitized(a)	—	8,965,116	—	8,965,116
Supranational	—	105,682,648	—	105,682,648
U.S. Government and Government Agencies(a)	—	70,053,393	—	70,053,393
Other Investment Company(a)	13,524,350	—	—	13,524,350

Total	$13,524,350	$944,081,652	$—	$957,606,002

Liabilities Valuation Input

Other Financial Instruments*
Forward Foreign Currency Contracts	($1,692,475)	$—	$—	($1,692,475)

*	Forward Foreign Currency contracts are not included in Investments and are valued at unrealized appreciation or depreciation.
(a)	As categorized in Portfolio Holdings.

In January 2010, the Financial Accounting Standards Board issued new guidance requiring reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well

48

 Laudus Mondrian Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements of Level 3 securities on a gross basis. The new and revised disclosures are required to be implemented for annual and interim periods beginning after December 15, 2009, except for the disclosures surrounding purchases, sales, issuances and settlements of Level 3 fair value measurements on a gross basis, which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years.

The funds have adopted the new guidance for the period ended March 31, 2011. There were no significant transfers between Level 1 and Level 2 for the period. Management is currently evaluating the impact of the adoption of the other provisions of the new guidance on the funds’ financial statements.

The funds entered into forward foreign currency exchange contracts during the period from April 1, 2010 through March 31, 2011. The funds invested in forward currency contracts in connection with the purchase and sale of portfolio securities with the aim of minimizing losses from the depreciation of currencies that were deemed to be overvalued according to Mondrian’s proprietary currency valuation model. The fair value of forward contracts held by the funds is presented on the face of the funds’ Portfolio Holdings. For Laudus Mondrian International Equity Fund, Laudus Mondrian Global Equity Fund and Laudus Mondrian International Fixed Income Fund, the realized gains (losses) were $815, $0 and $1,166,621, respectively, and the change in unrealized gains (losses) were ($82,304), ($4,254) and ($1,088,081), respectively. Refer to financial note 2(b) for the funds’ accounting policies with respect to forward currency contracts and financial note 3 for disclosures concerning the risks of investing in forward currency contracts. During the period, the monthly average notional amount of forward foreign currency exchange contracts and the monthly average unrealized gains (losses) were as follows:

	Forward Currency	Unrealized
	Exchange Contracts	Gains (Losses)

Laudus Mondrian International Equity Fund	$385,502	($9,964)
Laudus Mondrian Global Equity Fund	18,812	(409)
Laudus Mondrian Emerging Markets Fund	—	—
Laudus Mondrian International Fixed Income Fund	43,039,417	438,075

(b) Accounting Policies for certain Portfolio Investments (if held):

Forward Currency Contract: “Forwards”, as they are known, are contracts to buy and sell a currency at a set price on a future date. The value of the forward currency contracts are accounted for as unrealized gains or losses until the contracts settle, at which time the gains and losses are realized.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.

Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains and losses are reported in foreign currency transaction or translations on the statements of operations. The funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Gains realized by the funds on the sale of securities in certain foreign countries are subject to non-U.S. taxes. The funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

 49

 Laudus Mondrian Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

When a fund closes out a forwards position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.

(d) Investment Income:

Interest income is recorded as it accrues. If a fund buys a debt security at a discount (less than face value) or a premium (more than face value), it amortizes the discount or premium from the current date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. If the security is callable (meaning that the issuer has the option to pay it off before its maturity date), then the fund amortizes the premium to the security’s call date and price, rather than the maturity date and price. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date.

Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.

(e) Expenses:

Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

For funds offering multiple share classes, the net investment income, other than class specific expenses, and the realized and unrealized gains or losses, are allocated daily to each class in proportion to their average daily net assets.

(f) Distributions to Shareholders:

The funds make distributions from net investment income and net realized capital gains, if any, once a year with the exception of Laudus Mondrian International Fixed Income Fund which pays quarterly dividends.

(g) Custody Credit:

The funds have an arrangement with their custodian bank, State Street Bank and Trust Company, under which the funds receive a credit for their uninvested cash balance to offset their custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the funds’ operating expenses.

(h) Accounting Estimates:

The accounting policies described in this report conform to accounting principles generally accepted in the United States of America. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

(i) Federal Income Taxes:

The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(j) Foreign Taxes:

The funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges, capital gains on investments on currency repatriation. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the funds invest. These foreign taxes, if any, are paid by the funds and are disclosed in the Statement of Operations. Foreign taxes payable as of March 31, 2011, if any, are reflected in the funds’ Statement of Assets and Liabilities.

50

 Laudus Mondrian Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

(k) Indemnification:

Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss to be remote.

3. Risk factors:

Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments— mid- or small-cap stocks, for instance— a fund’s large-cap holdings could reduce performance.

A fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may be heightened in connection with investments in emerging markets.

Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Such countries often have less uniformity in accounting and reporting requirements, unreliable securities valuation and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the fund’s investments in emerging market countries.

A fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.

Interest rates rise and fall over time, which will affect a fund’s yield and share price. The credit quality of a portfolio investment could also cause the fund’s share price to fall. A fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Fixed income securities may be paid off earlier or later than expected. Either situation could cause the fund to hold securities paying lower than market rates of interest, which could hurt the fund’s yield or share price. Below investment-grade bonds (junk bonds) involve greater credit risk, are more volatile, involve greater risk of price declines and may be more susceptible to economic downturns than investment-grade securities.

Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:

The Trust’s Board of Trustees oversees the general conduct of the trust and the funds.

 51

 Laudus Mondrian Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between it and the trust. Mondrian Investment Partners Limited (“Mondrian”), the funds’ sub-adviser, provides day-to-day portfolio management services to the funds, subject to the supervision of CSIM.

For its advisory services to the fund, CSIM is entitled to receive an annual fee, payable monthly, based on the funds’ average daily net assets described as follows.

	First $1billion	Over $1 billion

Laudus Mondrian International Equity Fund	0.85%	0.80%
Laudus Mondrian Global Equity Fund	0.85%	0.80%
Laudus Mondrian Emerging Markets Fund	1.20%	1.15%
Laudus Mondrian International Fixed Income Fund	0.60%	0.60%

CSIM (not the funds) pays a portion of the management fees it receives to Mondrian in return for its services.

CSIM has contractually agreed, until at least July 30, 2012, to waive a portion of its management fee and bear certain expenses of each fund. As such, CSIM further agrees to reimburse the funds to limit the annual expenses, exclusive of nonrecurring account fees, fees on securities transactions such as exchange fees, dividends and interest on securities sold short, service fees, interest (overdraft charges), taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the funds’ business as follows:

	Laudus Mondrian	Laudus Mondrian	Laudus Mondrian	Laudus Mondrian
	International	Global	Emerging	International Fixed
	Equity Fund	Equity Fund	Markets Fund	Income Fund

Investor Shares	1.40%	1.40%	1.80%	n/a
Select Shares	1.12%	1.12%	1.52%	n/a
Institutional Shares	1.05%	1.05%	1.45%	0.75%

Any amounts waived or reimbursed in a particular fiscal year will be subject to repayment through the next two fiscal years, to the extent that the repayment will not cause the funds’ net expenses to exceed the current limit (as stated in CSIM’s contractual undertaking) during the respective year. As of March 31, 2011, the balance of recoupable expenses is as follows:

	Laudus Mondrian	Laudus Mondrian	Laudus Mondrian	Laudus Mondrian
	International	Global	Emerging	International Fixed
Expiration Date	Equity Fund	Equity Fund	Markets Fund	Income Fund

March 31, 2012	$117,504	$155,764	$166,130	$429
March 31, 2013	135,683	155,976	95,858	—

Total	$253,187	$311,740	$261,988	$429

5. Transfer Agent and Shareholders Services:

Boston Financial Data Services, Inc. (“BFDS”) provides transfer agent services for each fund.

The trust has a Distribution and Shareholder Service Plan with respect to its Investor Shares pursuant to Rule 12b-1 under the 1940 Act. The Investor Shares of the funds are sold on a continuous basis by the trust’s distributor, ALPS Distributors, Inc. Under the Distribution and Shareholder Services Plan, the funds pay distribution and shareholder servicing fees in connection with the sale and servicing of the Investor Shares. The annual Distribution and Shareholder Service Fee consists of up to 0.25% of the respective average daily net assets of the Investor Shares. In addition, the trustees have authorized each fund to reimburse, out of the Investor and Select Class assets of the funds, financial intermediaries that provide sub-accounting and sub-transfer agency services in connection with Investor or Select Class shares an amount of up to 0.15% of the average daily net assets of that class on an annual basis.

52

 Laudus Mondrian Funds

Financial Notes (continued)

6. Board of Trustees:

Trustees may include people who are officers and/or directors of the investment adviser or Charles Schwab & Co., Inc. (Schwab). Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund’s Statement of Operations.

Until September 2006, a Retirement Plan existed for the independent trustees. After the Retirement Plan closed to new independent trustees, the previously accrued and unpaid benefits continue to be adjusted by performance of the funds. As a result, the amount of the retirement benefits payable to certain independent trustees may increase or decrease based on the performance of the funds.

7. Borrowing from Banks:

The funds have access to custodian overdraft facilities and to an uncommitted line of credit of $100 million with State Street Bank and Trust Company. The funds pay interest on the amounts they borrow at rates that are negotiated periodically.

There were no borrowings from the line of credit by the funds during the period. However, the funds may have utilized their overdraft facility and incurred interest expense, which is disclosed on the Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

8. Purchases and Sales/Maturities of Investment Securities:

For the period ended March 31, 2011, purchases and sales/maturities of securities (excluding short-term obligations) were as follows:

	Purchases of Securities	Sales/Maturities of Securities

Laudus Mondrian International Equity Fund	$70,920,465	$28,192,900
Laudus Mondrian Global Equity Fund	1,321,558	1,128,949
Laudus Mondrian Emerging Markets Fund	113,544,119	46,783,213
Laudus Mondrian International Fixed Income Fund	963,887,394	303,277,509

9. Redemption Fee:

The funds charge a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts are netted against the redemption proceeds on the Statement of Changes in Net Assets. The redemption fees charged during the current and prior periods are:

	Current Period	Prior Period
	(4/1/10-3/31/11)	(4/1/09-3/31/10)

Laudus Mondrian International Equity Fund	$843	$84
Laudus Mondrian Global Equity Fund	38	37
Laudus Mondrian Emerging Markets Fund	1,109	5,219
Laudus Mondrian International Fixed Income Fund	65,559	8,619

 53

 Laudus Mondrian Funds

Financial Notes (continued)

10. Federal Income Taxes:

As of March 31, 2011, the components of distributable earnings on a tax-basis were as follows:

	Laudus Mondrian	Laudus Mondrian	Laudus Mondrian	Laudus Mondrian
	International	Global	Emerging	International Fixed
	Equity Fund	Equity Fund	Markets Fund	Income Fund

Undistributed ordinary income	$686,390	$18,838	$—	$1,854,711
Undistributed long-term capital gains	—	—	620,921	—
Unrealized appreciation on investments	9,156,183	336,579	22,651,317	25,849,078
Unrealized depreciation on investments	(2,164,371)	(488,368)	(2,634,385)	(2,452,146)
Other unrealized appreciation/(depreciation)	7,793	574	(260,387)	346,389

Net unrealized appreciation/(depreciation)	$6,999,605	($151,215)	$19,756,545	$23,743,321

The primary difference between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales.

Capital loss carryforwards may be used to offset future realized capital gains, if any, for federal income tax purposes. As of March 31, 2011, the funds had capital loss carryforwards available to offset net capital gains before the expiration dates:

	Laudus Mondrian	Laudus Mondrian	Laudus Mondrian	Laudus Mondrian
	International	Global	Emerging	International Fixed
Expiration Date	Equity Fund	Equity Fund	Markets Fund	Income Fund

March 31, 2017	$—	$4,137	$—	$—
March 31, 2018	—	331,513	—	—
March 31, 2019	430,440	92,150	—	—

Total	$430,440	$427,800	$—	$—

For tax purposes, realized net capital losses, incurred after October 31, may be deferred and treated as occurring on the first day of the following fiscal year. As of March 31, 2011, the funds had capital losses utilized and aggregate deferred realized net capital losses as follows:

	Laudus Mondrian	Laudus Mondrian	Laudus Mondrian	Laudus Mondrian
	International	Global	Emerging	International Fixed
	Equity Fund	Equity Fund	Markets Fund	Income Fund

Capital losses deferred	$—	$62,031	$—	$5,288,362
Capital losses utilized	—	—	3,181,124	—

54

 Laudus Mondrian Funds

Financial Notes (continued)

10. Federal Income Taxes (continued):

The tax-basis components of distributions paid during the current and prior periods were:

	Laudus Mondrian	Laudus Mondrian	Laudus Mondrian	Laudus Mondrian
	International	Global	Emerging	International Fixed
	Equity Fund	Equity Fund	Markets Fund	Income Fund

Current period distributions
Ordinary income	$2,525,260	$116,134	$3,408,430	$8,116,841
Long-term capital gains	—	—	—	154,585
Return of Capital	—	—	—	—

Prior period distributions
Ordinary income	$1,349,818	$106,101	$1,068,662	$7,386,006
Long-term capital gains	—	—	—	354,254
Return of capital	—	—	—	—

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses, short-term capital gains and losses; capital losses related to wash sales, deferred trustee retirement plan fees and unrealized appreciation of certain investments in non-U.S. securities. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

The permanent book and tax basis differences may result in reclassifications between capital account and other accounts as required. The adjustments will have no impact on net assets or the results of operations. As of March 31, 2011, the funds made the following reclassifications:

	Laudus Mondrian	Laudus Mondrian	Laudus Mondrian	Laudus Mondrian
	International	Global	Emerging	International Fixed
	Equity Fund	Equity Fund	Markets Fund	Income Fund

Capital shares	$—	$—	($307,467)	$—
Undistributed net investment income	21,146	609	65,039	(2,103,199)
Net realized capital gains/losses	(21,146)	(609)	242,428	2,103,199

As of March 31, 2011, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and state purpose, four years from the date of filing), as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statement. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended March 31, 2011, the funds did not incur any interest or penalties.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (“the Act”) was signed by The President. The Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs.

Certain of the enacted provisions include:

Post-enactment capital losses may now be carried forward indefinitely, but must retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. The Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

 55

 Laudus Mondrian Funds

Financial Notes (continued)

10. Federal Income Taxes (continued):

Finally, the Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

11. Subsequent Events:

Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

56

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Laudus Mondrian International Equity Fund
Laudus Mondrian Global Equity Fund
Laudus Mondrian Emerging Markets Fund
Laudus Mondrian International Fixed Income Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Laudus Mondrian International Equity Fund, Laudus Mondrian Global Equity Fund, Laudus Mondrian Emerging Markets Fund, and Laudus Mondrian International Fixed Income Fund (four of the portfolios constituting Laudus Trust, hereafter referred to as the “Funds”) at March 31, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
May 13, 2011

 57

Other Federal Tax Information (unaudited)

The funds may elect under Internal Revenue Code section 853(a) to pass on the benefits of the foreign tax credit to its shareholders for the year ended March 31, 2011, and the respective foreign source income on the funds were as follows:

	Foreign Tax Credit	Foreign Source Income

Laudus Mondrian International Equity Fund	$285,526	$3,853,615
Laudus Mondrian Global Equity Fund	8,882	112,578
Laudus Mondrian Emerging Markets Fund	568,917	5,130,429
Laudus Mondrian International Fixed Income Fund	—	—

For corporate shareholders, the following percentage of the funds dividend distributions paid during the fiscal year ended March 31, 2011, qualify under Internal Revenue Code section 854(b)(1)(A) for the corporate dividends received deduction:

Percentage

Laudus Mondrian International Equity Fund	—
Laudus Mondrian Global Equity Fund	45
Laudus Mondrian Emerging Markets Fund	—
Laudus Mondrian International Fixed Income Fund	—

For the fiscal year ended March 31, 2011, the fund designates the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2012 via IRS form 1099 of the amounts for use in preparing their 2011 income tax return.

Laudus Mondrian International Equity Fund	$2,810,786
Laudus Mondrian Global Equity Fund	125,016
Laudus Mondrian Emerging Markets Fund	3,838,173
Laudus Mondrian International Fixed Income Fund	—

For the fiscal year ended March 31, 2011, the funds hereby designate under Internal Revenue Code section 852(b)(3)(C) the following amounts as capital gain dividends:

Laudus Mondrian International Equity Fund	$—
Laudus Mondrian Global Equity Fund	—
Laudus Mondrian Emerging Markets Fund	—
Laudus Mondrian International Fixed Income Fund	154,585

58

Trustees and Officers

The tables below give information about the trustees and officers for the Laudus Trust which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 86 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of Laudus Trust since 2004.)	Chairman of JDN Corporate Advisory LLC.	73	Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009)

John F. Cogan 1947 Trustee (Trustee of Laudus Trust since 2010.)	Senior Fellow: The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 1994 – present).	73	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

William A. Hasler 1941 Trustee (Trustee of Laudus Trust since 2004.)	Dean Emeritus, Haas School of Business, University of California, Berkeley (July 1998 – present).	73	Director, Ditech Networks Corporation (1997 – present)
Director, TOUSA (1998 – present)
Director, Mission West Properties (1998 – present)
Director, Aviat, Inc. (2009 – present)
Director, Harris-Stratex Networks (2001 – present)
Director, Aphton Corp. (1991 – 2007)
Director, Solectron Corporation (1998 – 2007)
			Director, Genitope Corporation (2000 – 2009)

Gerald B. Smith 1950 Trustee (Trustee of Laudus Trust since 2010.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	73	Lead Independent Director, Board of Cooper Industries (2002 – present) Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – present) Director, Oneok, Inc. (2009 – present)

Donald L. Mahoney 1954 Trustee (Trustee of Laudus Trust since 2011.)	Private Investor.	73	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Tercica Inc. (2004 – 2008)

Kiran M. Patel 1948 Trustee (Trustee of Laudus Trust since 2011.)	Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services for consumers and small businesses) (Dec. 2008 – present); Senior Vice President and General Manager of Consumer Group, Intuit, Inc. (June 2007 – Dec. 2008); Senior Vice President and Chief Financial Officer, Intuit, Inc. (Sept. 2005 – Jan. 2008).	73	Director, KLA-Tencor Corporation (2008 – present) Director, BEA Systems, Inc. (2007 – 2008) Director, Eaton Corp. (2003 – 2006)

 59

 Independent Trustees (continued)

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Joseph H. Wender 1944 Trustee (Trustee of Laudus Trust since 2010.)	Senior Consultant, Goldman Sachs & Co., Inc. (Jan. 2008 – present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present); Senior Director, Chairman of the Finance Committee, GSC Group (July 2005 – Dec. 2007); General Partner, Goldman Sachs & Co., Inc. (Oct. 1982 – June 2005).	73	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of Laudus Trust since 2010.)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	73	None

Walter W. Bettinger II2 1960 Trustee (Trustee of Laudus Trust since 2010.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.	86	None

60

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Marie Chandoha 1961 President and Chief Executive Officer (Officer of Laudus Trust since 2010.)	Executive Vice President, Charles Schwab & Co., Inc. (Sept. 2010 – present); Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer, (Sept. 2010 – present), Charles Schwab Investment Management, Inc.; President and Chief Executive Officer, Schwab Funds, Laudus Funds and Schwab ETFs (Dec. 2010 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010); Co-Head and Senior Portfolio Manager, Wells Capital Management (June 1999 – March 2007).

George Pereira 1964 Treasurer and Chief Financial Officer (Officer of Laudus Trust since 2006.)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present); Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present); Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds (June 2006 – June 2007).

Catherine MacGregor 1964 Chief Legal Officer, Vice President and Clerk (Officer of Laudus Trust since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005-present); Vice President (Dec. 2005-present), Chief Legal Officer and Clerk (March 2007-present), Laudus Funds; Vice President and Assistant Clerk, Schwab Funds (June 2007 – present) and Schwab ETFs (Oct. 2009-present).

David Lekich 1964 Vice President and Assistant Clerk (Officer of Laudus Trust since 2010.)	Vice President and Associate General Counsel, Charles Schwab & Co., Inc. (March 2004-present); Secretary, Schwab Funds and Laudus Funds (April 2011 – present); Assistant Secretary, Schwab ETFs (Oct. 2009-present).

Michael Haydel 1972 Vice President (Officer of Laudus Trust since 2005)	Senior Vice President (March 2011 – present), Vice President (2004 – March 2011), Asset Management Client Services, Charles Schwab & Co., Inc. (2004 – present); Vice President (Sept. 2005 – present), Anti-Money Laundering Officer (Oct. 2005 – Feb. 2009), Laudus Funds; Vice President, Schwab Funds (June 2007 – present) and Schwab ETFs (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Laudus Funds retirement policy requires that independent trustees retire at age 72 or after 20 years of service as a trustee, whichever comes first. In addition, the Laudus Funds retirement policy also requires any independent trustee of the Laudus Funds who also serves as an independent trustee of the Schwab Funds to retire from the Boards of Trustees of the Laudus Funds upon their required retirement date from either the Boards of Trustees of the Schwab Funds or the Laudus Funds, whichever comes first.
[2]	Messrs. Schwab and Bettinger are Interested Trustees because they are employees of Schwab and/or the investment adviser. In addition to their employment with Schwab and/or the investment adviser, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation.
[3]	The President, Treasurer and Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

 61

Glossary

Citigroup non-U.S. Dollar World Government Bond Index measures the total rate of return performance for the government bonds of 23 countries, excluding the U.S., with a remaining maturity of at least one year.

Duration A measure of an individual bond’s sensitivity to interest rates. Calculations of duration generally take into account the bond’s yield, interest payments, maturity date and call features.

Weighted Average Duration A measure of the duration of all bonds in a fund’s portfolio, based on the market value weighted average duration of each bond in the portfolio.

Maturity The date on which the principal amount of a bond is scheduled to be paid. The maturity of a bond will generally be determined using a bond’s final maturity date. However, for certain securities, maturity will be determined using certain maturity shortening features.

Weighted Average Maturity The weighted average of the maturities of the bonds in a fund’s portfolio, determined by weighting each bond’s time to maturity (i.e., the date on which the principal amount of a bond is scheduled to be paid) by the amortized cost of the bond. The weighted average maturity calculation takes into account maturity shortening features, such as interest rate reset, put, demand and call features, if applicable. Generally, the longer a fund’s weighted average maturity, the greater its interest rate risk.

MSCI EAFE Index® (Net) is a free float-adjusted market capitalization index that is designed to measure market equity performance in 22 developed market countries, excluding the U.S. and Canada. This series approximates the minimum possible dividend reinvestment.

MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. This series approximates the minimum possible dividend reinvestment.

MSCI World® Index (Net) is a free float-adjusted market capitalization index that is designed to measure global developed markets equity performance. This series approximates the minimum possible dividend reinvestment.

Price to earnings ratio is the price of a stock divided by its historical earnings per share.

Price to book ratio compares the stock’s market value to the value of the total assets less the total liabilities.

Sovereign debt refers to debt issued by a national government within a given country and denominated in a foreign currency.

Trading Activity is one of several risk factors commonly used to attribute a portfolio’s return relative to its benchmark. Specifically, trading activity measures a stock’s trailing 12 month trading volume relative to its total shares outstanding. It measures how actively traded a stock has been in the last 12 months.

Proxy Voting

A description of the policies and procedures that each fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request by visiting www.laudus.com, or the Securities and Exchange Commission’s website at www.sec.gov, or by contacting Laudus Funds at 866.452.8387.

Information regarding how each fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by visiting www.laudus.com, or the Securities and Exchange Commission’s website at www.sec.gov.

Quarterly Disclosure of Portfolio Holdings

Each fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The information filed on each fund’s most recent Form N-Q is also available at www.laudus.com.

62

PRIVACY NOTICE

THIS IS NOT PART OF THE SHAREHOLDER REPORT

A Commitment to Your Privacy

Your Privacy Is Not for Sale

We do not and will not sell your personal information to anyone, for any reason.

We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.

How We Collect Information About You

We collect personal information about you in a number of ways.

•	APPLICATION AND REGISTRATION INFORMATION.

We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.

•	TRANSACTION AND EXPERIENCE INFORMATION.

Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.

•	WEBSITE USAGE.

When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please click the Privacy link on our website.

How We Share and Use Your Information

We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:

•	to help us process transactions for your account;

•	when we use other companies to provide services for us, such as printing and mailing your account statements;

•	when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).

State Laws

We will comply with state laws that apply to the disclosure or use of information about you.

Safeguarding Your Information — Security Is a Partnership

We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.

Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.

We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Contact Us

To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.

Laudus Funds® direct investors:  1-800-447-3332

© 2010 Laudus Funds. All rights reserved.

Notes

Notes

For More Information about the Funds:

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Shareholder Services
1.866.452.8387 Investment Professionals
1.800.447.3332 Individual Investors
www.laudus.com

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

MFR41684-03

Annual Report March 31, 2011

COMMAND PERFORMANCETM

Laudus Growth Investors U.S. Large Cap Growth Fund

Adviser
Charles Schwab Investment Management, Inc.

Subadviser
UBS Global Asset Management (Americas) Inc.

In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: ALPS Distributors, Inc.

The industry/sector classification of the funds’ portfolio holdings uses the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor’s. GICS is a service mark of MSCI and S&P and has been licensed for use by CSIM and certain affiliates. Charles Schwab & Co, Inc., UBS Global Asset Management (Americas) Inc. and ALPS Distributors, Inc. are unaffiliated entities.

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.laudus.com.

Total Return for the Report Period

Laudus Growth Investors U.S. Large Cap Growth Fund (Ticker Symbol: LGILX)	19.07%

Russell 1000® Growth Index	18.26%

Performance Details	pages 4-5

All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized. Redemption fees charged on shares sold or exchanged 30 days or less after purchasing them may affect share level returns.

Fund expenses may have been partially absorbed by CSIM. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Please see prospectus for further detail and investor eligibility requirements.

Laudus Growth Investors U.S. Large Cap Growth Fund 1

From the President

Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the fund covered in this report.

Over the last twelve months, the U.S. economy continued its slow recovery from the 2008 financial crisis.

Dear Shareholder,

It is a pleasure to write to you in connection with the accompanying annual report for the Laudus Growth Investors U.S. Large Cap Growth Fund for the twelve-month period that ended March 31, 2011.

Over the last twelve months, the U.S. economy continued its slow recovery from the 2008 financial crisis. Equity markets strengthened, boosted by strong corporate earnings and actions by the Federal Reserve to bolster economic growth through accommodative monetary policy. Toward the end of 2010, congressional election results and the extension of federal tax cuts buoyed both the economy and investor confidence. Throughout the year, short-term interest rates remained near historically low levels in the range of 0 to 0.25%, while interest rates on 10-year U.S. Treasury bonds ended the period at 3.4%.

U.S. economic signs improved even in the face of turmoil overseas. Weak eurozone economies received financial stability packages from their stronger neighbors beginning in early 2010 with heavily indebted Greece and progressing to Ireland and other nations by the end of the reporting period. Political upheaval in the Middle East and North Africa roiled oil and other commodity markets in early 2011, driving oil prices over the $100 per barrel level.

In spite of these events, positive signs of economic growth continued in the United States and equity markets rebounded. The fund’s comparative index, the Russell 1000 Growth Index, rose 18.26% during the 12-month period, bolstered by strong corporate earnings. The Laudus Growth Investors U.S. Large Cap Growth Fund returned 19.07% during the same period, outperforming its comparative index.

The Laudus Growth Investors U.S. Large Cap Growth Fund is a member of the Laudus Fund family, formed in 2004 by Charles Schwab Investment Management, Inc. with the objective of providing clients with access to third party portfolio management teams with strong investment records. The fund is a growth-oriented portfolio sub-advised by the Growth Investors Team at UBS Global Asset Management (Americas) Inc.

Thank you for investing in the Laudus Growth Investors U.S. Large Cap Growth Fund. We encourage you to review your investment portfolio regularly to make sure it meets your current financial plan. For answers to questions you may have or to consult our website for more information, please visit www.laudus.com. We are also happy to hear from you at 1-800-447-3332.

Sincerely,

2 Laudus Growth Investors U.S. Large Cap Growth Fund

The Investment Environment

During the 12 months under review, U.S. and international markets continued their recovery from the financial crisis that began in 2008. Despite several events causing temporary volatility in the stock markets, such as the Deepwater Horizon oil spill in the Gulf of Mexico, the European Debt Crisis, unrest in the Middle East, and Japan’s earthquake and tsunami, global equity markets posted strong returns for the year. Supporting the rebound were various actions initiated by government central banks, including keeping interest rates low, purchasing distressed debt from private banks, supporting weak housing markets with various programs, and in the United States, the Federal Reserve increasing its purchase of longer-term U.S. Treasuries.

The global market recovery was further reinforced as corporations boasted strong positive earnings and economic fundamentals improved. For example, in the United States, improvement was seen in Gross Domestic Product (GDP) growth, employment, and job creation, despite falling prices in the housing market and rising food and energy prices. The U.S. unemployment rate, while remaining high at 8.8% at the close of the period, was an improvement over the 9.7% rate at the close of March in 2010. Moreover, the report for March 2011, the final month of the reporting period, showed U.S. employment gains of 216,000, reflecting improvement over the 162,000 job gain reported for the same time period last year.

With this as a backdrop, nearly all major equity indices gained more than 10%, with the exception of international value and certain geographic regions. Generally, U.S. equity markets fared better than international markets, while fixed income underperformed both. U.S. large-cap stocks gained about 17%, with a modest spread between growth- and value-style equities, as growth outperformed value by about 3%. U.S. small-caps outperformed U.S. large-caps, gaining about 26%. U.S. small-cap growth stocks outperformed value, adding about 31% versus value stocks’ 21%. Internationally, the results were lower, albeit still positive. International large-cap stocks were up about 11%, but were outperformed by international small-cap stocks, which gained over 20%. As occurred in the United States, international growth stocks outperformed their value counterparts, with growth gaining about 13% compared to 9% for value stocks.

On a country level, most developed and emerging equity markets saw returns in the double digits during the period. Among major developed nations, Germany returned nearly 21% and the United Kingdom was up over 13% in U.S. dollar terms. Equity markets in Sweden and Denmark also performed well, returning more than 32% and 30%, respectively. Stocks in Japan were relatively weak, gaining about 2%. In the United States, returns topped 16%, while Greece was the laggard among developed economies, down about 27%. Among the larger emerging equity markets, Russia and South Africa led the way, returning about 30% and 26%, respectively, while Brazil, India and China all gained around 10%. It is important to note that over the entire reporting period, the U.S. dollar lost ground against a basket of major currencies, which boosted the returns for U.S. dollar-based investors in the major developed markets.

The dollar’s losses also affected commodity prices, and most commodity indices were up for the 12-month period, though there was variation in returns. For example, Agriculture was the top performer, up about 62% for the reporting period. Gold returned more than 28%, Metals, up about 26%, Energy returned about 7%, and Crude Oil reported an almost 6% return.

From a global sector perspective, sectors which are generally considered to be cyclical in their growth—meaning they are more sensitive to the broad level of economic activity—had mixed returns. The Industrials Sector was up nearly 21%, followed by Materials, which returned about 17%, while Consumer Discretionary was close behind with about a 16% return. Financials lagged behind, returning just over 4%. On the more defensive side—or less economically sensitive—Telecommunications Services was the leader, gaining about 21%. Health Care returned almost 6%, and Utilities was down about 0.3%.

Laudus Growth Investors U.S. Large Cap Growth Fund 3

Laudus Growth Investors U.S. Large Cap Growth Fund

The Laudus Growth Investors U.S. Large Cap Growth Fund (the fund) seeks long-term capital appreciation. Under normal circumstances, the fund invests at least 80% of its net assets in equity securities of U.S. large capitalization companies.

The fund returned 19.07% for the one year period ending March 31, 2011, while its comparative index, the Russell 1000 Growth Index (the index), returned 18.26%.

The market during the past year was characterized by volatility due to uncertainty regarding the global economic recovery, sovereign debt concerns in Europe, and political instability in the Middle East. Even in the face of these macro events, the profitability of U.S. corporations continued to improve and equity markets continued their upward trend. The best performing sectors within the index were Energy, Industrials, Materials and Consumer Discretionary. For the fund, the best performing sectors were Energy, Materials, Industrials, Consumer Discretionary, and Information Technology.

The largest contributor to performance was stock selection within Information Technology. The fund’s positions in Apple outperformed the index. In addition, not holding Microsoft and Hewlett Packard contributed to performance as both companies lagged the broader market. Out of benchmark holdings such as SINA and Baidu contributed to performance within the Information Technology sector as rapid adoption of the internet in China drove their shares higher. Stock selection within Consumer Discretionary was also positive as the fund’s e-commerce names, Amazon.com and Priceline.com, outperformed. Detractors included stock selection within Financials where the fund’s holdings in Blackrock and CME Group underperformed, and within Health Care as holdings in Covidien and Allergan lagged the overall market.

The largest overweight from a sector standpoint during the period was Consumer Discretionary, as has been the case for the past 18 months. In addition, the fund increased its exposure to the Information Technology sector, with a focus on the mobile computing and enterprise spending areas. The largest underweight has remained Consumer Staples as the subadviser has not found attractive earnings growth in the sector. The fund also reduced its holdings in the Health Care sector during the period and is currently underweight the index.

As of 3/31/11:
 Fund Characteristics

Number of Securities	50
Weighted Average Market Cap ($ x 1,000,000)	$65,987
Price to Earnings (P/E)	28.49
Price/Book Ratio (P/B)	3.81
Portfolio Turnover (One year trailing)	98%

 Fund Overview

Fund

Initial Investment	$100
Inception Date	10/14/1997*
Total Net Assets ($ x 1,000)	$468,963
Ticker Symbol	LGILX
Cusip	51855Q549
NAV	$13.36

Views of UBS Global Asset Management (Americas) Inc. and portfolio holdings may have changed since the report date.

*	Inception date is that of the fund’s predecessor fund, the Y Class of the UBS U.S. Large Cap Growth Fund.

4 Laudus Growth Investors U.S. Large Cap Growth Fund

 Laudus Growth Investors U.S. Large Cap Growth Fund

Performance Summary as of 3/31/11

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The performance information does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.laudus.com.

Performance data quoted does not reflect the non-recurring redemption fee of 2% that may be charged if shares are sold or exchanged within 30 days of the purchase date. If these fees were reflected, the performance data quoted would be lower.

March 31, 2001 – March 31, 2011
Performance of a Hypothetical
$10,000 Investment1,2

 Average Annual Total Returns1,2

Fund and Inception Date	1 Year	5 Years	10 Years

Fund: Laudus Growth Investors U.S. Large Cap Growth Fund (10/14/97)	19.07%	6.75%	4.85%
Russell 1000® Growth Index*	18.26%	4.34%	2.99%

Fund Expense Ratios3: Net 0.78%; Gross 0.99%

 Sector Weightings % of Equities

Information Technology	34.4%
Consumer Discretionary	19.0%
Industrials	12.1%
Energy	9.8%
Health Care	8.4%
Materials	6.0%
Consumer Staples	4.1%
Financials	3.8%
Telecommunication Services	2.4%
Total	100.0%

 Top Equity Holdings % of Net Assets4

Apple, Inc.	6.9%
Google, Inc., Class A	4.9%
EMC Corp.	3.8%
Amazon.com, Inc.	3.7%
McDonald’s Corp.	3.3%
QUALCOMM, Inc.	3.2%
Allergan, Inc.	2.8%
Oracle Corp.	2.8%
Priceline.com, Inc.	2.8%
CME Group, Inc.	2.5%
Total	36.7%

*	Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in any index and index figures do not include trading and management costs.
[1]	Total returns include change in share price and reinvestment of distributions. Total returns may reflect the waiver of a portion of a fund’s advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower. Performance results less than one year are not annualized.
[2]	Effective July 13, 2009, all outstanding Class A, B and C shares of the UBS U.S. Large Cap Growth Fund (UBS Growth Fund) were converted to Class Y shares, and the UBS Growth Fund’s assets were acquired by the Laudus Growth Investors U.S. Large Cap Growth Fund. The performance and financial history prior to July 13, 2009 are that of the Class Y shares of the predecessor fund.
[3]	As stated in the prospectus. Net Expenses: Reflects expenses expected to be charged to shareholders through at least 7/30/12. Adviser expects to hold expenses at this level by waiving its management fees and/or bearing other expenses. Gross Expenses: Reflects the total annual fund operating expenses without the effect of contractual fee waivers. Please see the prospectus for more information. For actual rates during the period, refer to the Financial Highlights section of the Financial Statements.
[4]	This list is not a recommendation of any security by the investment adviser.

Laudus Growth Investors U.S. Large Cap Growth Fund 5

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the period beginning October 1, 2010 and held through March 31, 2011.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 10/1/10	at 3/31/11	10/1/10–3/31/11

Laudus Growth Investors U.S. Large Cap Growth Fund
Actual Return	0.78%	$1,000	$1,184.40	$4.25
Hypothetical 5% Return	0.78%	$1,000	$1,021.04	$3.93

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights, which covers a 12-month period.
[2]	Expenses for the fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 182 days of the period, and divided by 365 days of the fiscal year.

6 Laudus Growth Investors U.S. Large Cap Growth Fund

Laudus Growth Investors U.S. Large Cap Growth Fund

Financial Statements

Financial Highlights

	4/1/10–	7/1/09–		7/1/08–	7/1/07–	7/1/06–	7/1/05–
	3/31/11	3/31/10[1]		6/30/09	6/30/08	6/30/07	6/30/06

Per-Share Data ($)

Net asset value at beginning of period	11.23	8.68		11.45	10.94	9.02	8.38

Income (loss) from investment operations:
Net investment income (loss)	0.01 [2]	0.01	[2]	0.03 [2]	0.01 [2]	0.04 [2]	0.01 [2]
Net realized and unrealized gains (losses)	2.13	2.58		(2.80)	0.59	1.90	0.64

Total from investment operations	2.14	2.59		(2.77)	0.60	1.94	0.65
Less distributions:
Distributions from net investment income	(0.01)	(0.04)		—	(0.01)	(0.02)	(0.01)
Distributions from net realized gains	—	—		—	(0.08)	—	—

Total distributions	(0.01)	(0.04)		—	(0.09)	(0.02)	(0.01)

Net asset value at end of period	13.36	11.23		8.68	11.45	10.94	9.02

Total return (%)	19.07	30.02	[3]	(24.19)	5.52	21.51	7.72

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.78	0.78	[4]	0.80	0.80	0.80	0.80
Gross operating expenses	0.94	0.99	[4]	1.23	1.21	1.25	2.10
Net investment income (loss)	0.06	0.12	[4]	0.41	0.05	0.35	0.09
Portfolio turnover rate	98	72	[3]	132	102	112	137
Net assets, end of period ($ x 1,000)	468,963	214,872		54,344	76,175	62,529	4,797

1 Effective July 13, 2009, all outstanding Class A, B, and C shares in the UBS U.S. Large Cap Growth Fund (UBS Growth Fund) were converted to Class Y shares, and the UBS Growth Fund’s assets were acquired by Laudus Growth Investors U.S. Large Cap Growth Fund which commenced operations on that day. The Financial Highlights above present the Y Class shares of the UBS Growth Fund prior to the acquisition date of July 13, 2009 and Laudus Growth Investors U.S. Large Cap Growth Fund subsequent to that date. (Note that the UBS Growth Fund had a fiscal year ending June 30 whereas the Laudus Growth Investors U.S. Large Cap Growth Fund has a fiscal year ending March 31).
2 Calculated based on the average shares outstanding during the period.
3 Not annualized.
4 Annualized.

See financial notes 7

 Laudus Growth Investors U.S. Large Cap Growth Fund

Portfolio Holdings  as of March 31, 2011

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings is also available by visiting the fund’s website at www.laudus.com.

		Cost	Value
Holdings by Category		($)	($)

97.2%	Common Stock	364,727,849	455,711,419
2.8%	Other Investment Companies	12,732,068	13,285,153

100.0%	Total Investments	377,459,917	468,996,572
—%	Other Assets and Liabilities, Net		(33,620)

100.0%	Net Assets		468,962,952

	Number	Value
Security	of Shares	($)

Common Stock 97.2% of net assets

Capital Goods 8.7%
Danaher Corp.	165,500	8,589,450
Parker Hannifin Corp.	64,100	6,068,988
Precision Castparts Corp.	65,200	9,596,136
Roper Industries, Inc.	73,100	6,320,226
United Technologies Corp.	118,200	10,005,630

		40,580,430

Consumer Durables & Apparel 1.7%
NIKE, Inc., Class B	105,900	8,016,630

Consumer Services 6.9%
International Game Technology	406,600	6,599,118
Las Vegas Sands Corp. *	242,800	10,251,016
McDonald’s Corp.	205,900	15,666,931

		32,517,065

Diversified Financials 3.7%
CME Group, Inc.	38,500	11,609,675
The Goldman Sachs Group, Inc.	36,900	5,847,543

		17,457,218

Energy 9.5%
Anadarko Petroleum Corp.	92,100	7,544,832
Cimarex Energy Co.	42,800	4,932,272
Concho Resources, Inc. *	84,800	9,099,040
CONSOL Energy, Inc.	133,400	7,154,242
FMC Technologies, Inc. *	68,900	6,509,672
Schlumberger Ltd.	51,100	4,765,586
Suncor Energy, Inc.	98,900	4,434,676

		44,440,320

Food & Staples Retailing 1.9%
CVS Caremark Corp.	256,700	8,809,944

Food, Beverage & Tobacco 2.1%
Kellogg Co.	182,900	9,872,942

Health Care Equipment & Services 1.6%
Express Scripts, Inc. *	130,400	7,251,544

Materials 5.8%
Freeport-McMoRan Copper & Gold, Inc.	134,500	7,471,475
Potash Corp. of Saskatchewan, Inc.	107,700	6,346,761
Praxair, Inc.	45,500	4,622,800
The Sherwin-Williams Co.	103,100	8,659,369

		27,100,405

Media 3.3%
Discovery Communications, Inc., Class A *	184,700	7,369,530
Focus Media Holding Ltd. ADR *	270,300	8,290,101

		15,659,631

Pharmaceuticals, Biotechnology & Life Sciences 6.6%
Agilent Technologies, Inc. *	218,800	9,797,864
Allergan, Inc.	188,300	13,373,066
Watson Pharmaceuticals, Inc. *	141,600	7,931,016

		31,101,946

Retailing 6.5%
Amazon.com, Inc. *	96,800	17,436,584
Priceline.com, Inc. *	26,000	13,167,440

		30,604,024

Software & Services 16.8%
Baidu, Inc. ADR *	64,500	8,888,745
Google, Inc., Class A *	39,200	22,979,432
MasterCard, Inc., Class A	20,700	5,210,604
MercadoLibre, Inc.	25,700	2,097,891
Oracle Corp.	399,000	13,314,630
Red Hat, Inc. *	103,500	4,697,865
Salesforce.com, Inc. *	29,700	3,967,326
SINA Corp. *	66,400	7,107,456
Teradata Corp. *	207,400	10,515,180

		78,779,129

Technology Hardware & Equipment 16.7%
Apple, Inc. *	92,100	32,092,245
EMC Corp. *	668,500	17,748,675
Juniper Networks, Inc. *	136,800	5,756,544
QUALCOMM, Inc.	271,700	14,897,311
Riverbed Technology, Inc. *	202,600	7,627,890

		78,122,665

8 See financial notes

 Laudus Growth Investors U.S. Large Cap Growth Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Telecommunication Services 2.3%
Crown Castle International Corp. *	253,900	10,803,445

Transportation 3.1%
C.H. Robinson Worldwide, Inc.	127,100	9,421,923
Union Pacific Corp.	52,600	5,172,158

		14,594,081

Total Common Stock
(Cost $364,727,849)		455,711,419

Other Investment Companies 2.8% of net assets

iShares Russell 1000 Growth Index Fund	77,000	4,656,190
State Street Institutional Liquid Reserves Fund - Institutional Class	8,628,963	8,628,963

Total Other Investment Companies
(Cost $12,732,068)		13,285,153

End of Investments.

At 03/31/11, the tax basis cost of the fund’s investments was $379,266,837 and the unrealized appreciation and depreciation were $90,513,098 and ($783,363), respectively, with a net unrealized appreciation of $89,729,735.

*	Non-income producing security.

ADR —	American Depositary Receipt

See financial notes 9

 Laudus Growth Investors U.S. Large Cap Growth Fund

Statement of
Assets and Liabilities
As of March 31, 2011.

Assets

Investments, at value (cost $377,459,917)		$468,996,572
Receivables:
Investments sold		2,965,038
Fund shares sold		1,531,813
Dividends		170,466
Interest		1,208
Foreign tax reclaims		782
Prepaid expenses	+	25,977

Total assets		473,691,856

Liabilities

Payables:
Investments bought		4,404,990
Fund shares redeemed		95,776
Investment adviser fees		35,285
Trustee’s retirement plan		1,514
Accrued expenses	+	191,339

Total liabilities		4,728,904

Net Assets

Total assets		473,691,856
Total liabilities	−	4,728,904

Net assets		$468,962,952

Net Assets by Source
Capital received from investors		381,447,766
Distribution in excess of net investment income		(1,551)
Net realized capital losses		(4,019,918)
Net unrealized capital gains		91,536,655

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$468,962,952		35,092,395		$13.36

10 See financial notes

 Laudus Growth Investors U.S. Large Cap Growth Fund

Statement of
Operations
For April 1, 2010 through March 31, 2011.

Investment Income

Dividends (net of foreign withholding taxes of $2,544)		$2,756,887
Interest	+	12,246

Total investment income		2,769,133

Expenses

Investment adviser fees		2,319,474
Sub-Accounting and sub-transfer agent fees		338,532
Transfer agent fees		124,735
Professional fees		63,260
Shareholder reports		60,966
Registration fees		53,560
Accounting and administration fees		46,490
Trustees’ fees		21,294
Custodian fees		15,891
Interest expense		341
Other expenses	+	77,568

Total expenses		3,122,111
Expense reduction by adviser	−	537,214
Custody credits	−	19

Net expenses	−	2,584,878

Net investment income		184,255

Realized and Unrealized Gains (Losses)

Net realized gains on investments		13,909,987
Net realized losses on foreign currency transactions	+	(28)

Net realized gains		13,909,959
Net unrealized gains on investments	+	58,174,211

Net realized and unrealized gains		72,084,170

Increase in net assets resulting from operations		$72,268,425

See financial notes 11

 Laudus Growth Investors U.S. Large Cap Growth Fund

Statements of
Changes in Net Assets
For the current and prior report periods.

Operations

		4/1/10-3/31/11*	7/1/09-3/31/10*	7/1/08-6/30/09*
Net investment income		$184,255	$131,820	$278,856
Net realized gains (losses)		13,909,959	6,682,970	(24,070,731)
Net unrealized gains (losses)	+	58,174,211	31,942,374	(4,813,074)

Increase (Decrease) in net assets from operations		72,268,425	38,757,164	(28,604,949)

Distributions to Shareholders[1]

Distributions from net investment income
Class A		—	(50,259)	—
Class B		—	—	—
Class C		—	—	—
Class Y/Shares	+	(326,138)	(299,973)	—

Total distributions from net investment income		($326,138)	($350,232)	$—

Transactions in Fund Shares1

		4/1/10-3/31/11		7/1/09-3/31/10		7/1/08-6/30/09
		SHARES	VALUE	SHARES	VALUE	SHARES	VALUE
Shares sold
Class A		—	$—	236	$1,959	3,042,724	$25,570,504
Class B		—	—	—	—	46,217	306,125
Class B converted to Class A		—	—	—	—	38,552	321,670
Class C		—	—	—	—	539,216	3,773,950
Class Y/Shares	+	22,000,977	$252,073,802	16,983,931	162,907,767	3,012,731	30,246,611

Total shares sold		22,000,977	$252,073,802	16,984,167	$162,909,726	6,679,440	$60,218,860

Shares reinvested
Class A		—	$—	5,360	$42,776	—	$—
Class B		—	—	—	—	—	—
Class C		—	—	—	—	—	—
Class Y/Shares	+	15,061	187,361	32,061	273,426	—	—

Total shares reinvested		15,061	$187,361	37,421	$316,202	—	$—

Shares redeemed
Class A		—	$—	(2,945,996)	($23,562,231)	(1,394,928)	($10,782,023)
Class B		—	—	(76,268)	(578,141)	(49,237)	(358,469)
Class B converted to Class A		—	—	—	—	(40,705)	(321,670)
Class C		—	—	(552,156)	(4,188,832)	(267,981)	(1,967,226)
Class Y/Shares	+	(6,060,869)	($70,112,527)	(4,137,162)	(42,606,803)	(3,404,834)	(28,444,522)

Total shares redeemed		(6,060,869)	($70,112,527)	(7,711,582)	($70,936,007)	(5,157,685)	($41,873,910)

Net transactions in fund shares		15,955,169	$182,148,636	9,310,006	$92,289,921	1,521,755	$18,344,950

Shares Outstanding and Net Assets

		4/1/10-3/31/11		7/1/09-3/31/10		7/1/08-6/30/09
		SHARES	NET ASSETS	SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		19,137,226	$214,872,029	9,827,220	$84,175,176	8,305,465	$94,435,175
Total increase or decrease	+	15,955,169	254,090,923	9,310,006	130,696,853	1,521,755	(10,259,999)

End of period		35,092,395	$468,962,952	19,137,226	$214,872,029	9,827,220	$84,175,176

(Distribution in excess of net investment income)/ Net investment income not yet distributed			($1,551)		$88,405		$279,106

*	Effective July 13, 2009, all outstanding Class A, B, and C shares in the UBS U.S. Large Cap Growth Fund (UBS Growth Fund) were converted to Class Y shares, and the UBS Growth Fund’s assets were acquired by Laudus Growth Investors U.S. Large Cap Growth Fund which commenced operations on that day. The Statement of Changes above presents the fiscal years ending March 31, 2010 and March 31, 2011 of the Laudus Growth Investors U.S. Large Cap Growth Fund and June 30, 2009 of the UBS Growth Fund. See Financial Note item 1 for additional information.
[1]	Effective July 13, 2009, all outstanding Class A Shares (2,932,035 shares valued at $23,450,301), Class B Shares (76,106 shares valued at $576,853) and Class C Shares (549,985 shares valued at $4,171,940) combined with Class Y Shares, resulting in a single class of shares of the fund.

12 See financial notes

 Laudus Growth Investors U.S. Large Cap Growth Fund

Financial Notes

1. Business Structure of the Funds:

Laudus Growth Investors U.S. Large Cap Growth Fund is a series of the Laudus Trust, (the “trust”), an open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust including the fund discussed in this report, which is highlighted:

Laudus Growth Investors U.S. Large Cap Growth Fund
Laudus Mondrian International Equity Fund
Laudus Mondrian Global Equity Fund
Laudus Mondrian Emerging Markets Fund
Laudus Mondrian International Fixed Income Fund

Effective July 13, 2009, pursuant to an Agreement and Plan of Reorganization approved by shareholders of the UBS U.S. Large Cap Growth Fund (“UBS Growth Fund”), the assets and liabilities of the UBS Growth Fund were acquired by the Laudus Growth Investors U.S. Large Cap Growth Fund (“Laudus Growth Investors Fund”). Shareholders of the UBS Growth Fund then received shares of the Laudus Growth Investors Fund equal in value to their investment in the UBS Growth Fund.

The Laudus Growth Investors Fund commenced its operations on July 13, 2009.

The Laudus Growth Investors Fund offers one share of class. Prior to the reorganization, the UBS Growth Fund offered four share classes: Class A, Class B, Class C and Classy Y. As of July 13, 2009, all outstanding Class A, B, and C shares converted into Class Y shares. Immediately after and as a result of the conversion, each shareholder of Class A, B, and C became an owner of Class Y shares.

Shares are bought and sold (subject to a redemption fee, see financial note 9) at closing net asset value (“NAV”), which is the price for all outstanding shares of the fund. The fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, the fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the fund uses in its preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Security Valuation:

The fund values the securities in its portfolio every business day. The fund uses the following policies to value various types of securities:

•	Securities traded on an exchange or over-the-counter: valued at the closing value for the day, or, on days when no closing value has been reported, halfway between the most recent bid and asked quotes. Securities that are primarily traded on foreign exchanges are valued at the closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the valuation date exchange rate unless these securities are fair valued as discussed below.

•	Securities for which no quoted value is available: The Board of Trustees has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, the fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. The fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Board of Trustees regularly reviews fair value determinations made by the fund pursuant to the procedures.

•	Short-term securities (60 days or less to maturity): valued at amortized cost, which approximates market value.

•	Underlying funds: valued at their respective net asset values.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurement). If the fund determines that either the volume and/or level of activity for an asset or liability

 13

 Laudus Growth Investors U.S. Large Cap Growth Fund

Financial Notes (continued)

2. Significant Accounting Policies (continued):

has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. The fund does not adjust the quoted price for such investments, even in situations where the fund holds a large position and a sale could reasonably impact the quoted price. Investments in underlying funds are valued at their NAV daily and are classified as Level 1 prices.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

•	Level 3 — significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due to the lack of observable inputs may significantly impact the resulting fair value and, therefore, the fund’s results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the fund’s investments as of March 31, 2011:

		Significant
	Quoted Prices in	Other	Significant
	Active Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total*

Common Stock(a)	$455,711,419	$—	$—	$455,711,419
Other Investment Companies	13,285,153	—	—	13,285,153

Total	$468,996,572	$—	$—	$468,996,572

*	The fund had no Other Financial Instruments.
(a)	As categorized in Portfolio Holdings.

In January 2010, the Financial Accounting Standards Board issued new guidance requiring reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements of Level 3 securities on a gross basis. The new and revised disclosures are required to be implemented for annual and interim periods beginning after December 15, 2009, except for the disclosures surrounding purchases, sales, issuances and settlements of Level 3 fair value measurements on a gross basis, which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years.

14

 Laudus Growth Investors U.S. Large Cap Growth Fund

Financial Notes (continued)

2. Significant Accounting Policies (continued):

The fund has adopted the new guidance for the period ended March 31, 2011. There were no significant transfers between Level 1 and Level 2 for the period. Management is currently evaluating the impact of the adoption of the other provisions of the new guidance on the fund’s financial statements.

(b) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.

Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains and losses are reported in foreign currency transaction or translations on the statement of operations. The fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuation in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

(c) Investment Income:

Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the fund records certain foreign security dividends on the day it learns of the ex-dividend date.

(d) Expenses:

Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

(e) Distributions to Shareholders:

The fund makes distributions from net investment income and net realized capital gains, if any, once a year.

(f) Custody Credit:

The fund has an arrangement with its custodian bank, State Street Bank and Trust Company, under which the fund receives a credit for its uninvested cash balance to offset its custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the fund’s operating expenses.

(g) Accounting Estimates:

The accounting policies described in this report conform to accounting principles generally accepted in the United States of America. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

(h) Federal Income Taxes:

The fund intends to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the fund distributes substantially all of its net investment income and realized net capital gains, if any, to its respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

 15

 Laudus Growth Investors U.S. Large Cap Growth Fund

Financial Notes (continued)

2. Significant Accounting Policies (continued):

(i) Indemnification:

Under the fund’s organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business the fund enters into contracts with its vendors and others that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. However, based on experience, the fund expects the risk of loss to be remote.

3. Risk factors:

Investing in the fund may involve certain risks, as described in the fund’s prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

The fund will principally invest in large-cap segments of the U.S. stock market. Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap U.S. stocks fall behind other types of investments —mid-or small-cap stocks, for instance —the fund’s large-cap holdings could reduce performance.

Growth stocks can be volatile. Growth companies usually invest a high portion of earnings in their businesses and may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may also be more expensive relative to their earnings or assets compared to value or other stocks.

Please refer to the fund’s prospectus for a more complete description of the principal risks of investing in the fund.

4. Affiliates and Affiliated Transactions:

The Trust’s Board of Trustees oversees the general conduct of the trust and the fund.

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as the fund’s investment adviser pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between it and the trust. UBS Global Asset Management (Americas), Inc. (“UBS Global AM”), the fund’s sub-adviser, provides day-to-day portfolio management services to the fund, subject to the supervision of CSIM.

For its advisory services to the fund, CSIM is entitled to receive an annual fee, payable monthly, based on the funds’ average daily net assets described as follows.

Average daily net assets

First $500 million	0.70%
$500 million to $1 billion	0.65%
$1 billion to $1.5 billion	0.60%
$1.5 billion to $2 billion	0.575%
over $2 billion	0.55%

CSIM (not the fund) pays a portion of the management fees it receives to UBS Global AM in return for its services.

CSIM has contractually agreed, until at least July 30, 2012, to waive a portion of its management fee and bear certain expenses of the fund. As such, CSIM further agrees to reimburse the fund to limit the annual expenses to 0.78% of the fund’s average daily net assets value, exclusive of nonrecurring account fees, fees on securities transactions such as exchange fees, dividends and interest on securities sold short, service fees, interest (overdraft charges), taxes, brokerage commissions other expenditures which

16

 Laudus Growth Investors U.S. Large Cap Growth Fund

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the fund’s business.

Any amounts waived or reimbursed in a particular fiscal year will be subject to repayment through the next two fiscal years, to the extent that the repayment will not cause the fund’s net expenses to exceed the current limit (as stated in CSIM’s contractual undertaking) during the respective year. As of March 31, 2011, the balance of recoupable expenses is as follows:

Expiration Date

March 31, 2012	$257,160
March 31, 2013	537,214

Total	$794,374

The fund may, from time to time, execute portfolio trades with affiliated brokers/dealers. For the period ended March 31, 2011, the fund paid no brokerage fees on the execution of portfolio trades with affiliated brokers/dealers.

5. Transfer Agent and Shareholders Services:

Boston Financial Data Services, Inc. (“BFDS”) provides the transfer agent services to the fund.

The trust has authorized the fund to pay up to 0.10% of its average daily net assets attributable to its fund shares for sub-transfer agent and sub-accounting services in connection with such shares.

6. Board of Trustees:

Trustees may include people who are officers and/or directors of the investment adviser or Charles Schwab & Co., Inc. (Schwab). Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted in the fund’s Statement of Operations.

Until September 2006, a Retirement Plan existed for the independent trustees. After the Retirement Plan closed to new independent trustees, the previously accrued and unpaid benefits continue to be adjusted by performance of the fund. As a result, the amount of the retirement benefits payable to certain independent trustees may increase or decrease based on the performance of the fund.

7. Borrowing from Banks:

The fund has access to custodian overdraft facilities and to an uncommitted line of credit of $100 million with State Street Bank and Trust Company. The fund pays interest on the amounts it borrows at rates that are negotiated periodically.

There were no borrowings from the line of credit by the fund during the period. However, the fund may have utilized its overdraft facility and incurred interest expense, which is disclosed on the Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

8. Purchases and Sales/Maturities of Investment Securities:

For the period ended March 31, 2011, purchases and sales/maturities of securities (excluding short-term obligations) were as follows:

Purchases of Securities	Sales/Maturities of Securities

$493,076,150	$317,658,197

9. Redemption Fee:

The fund charges a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts are netted against the redemption proceeds on the Statement of Changes in Net Assets. Prior to July 13, 2009, the

 17

 Laudus Growth Investors U.S. Large Cap Growth Fund

Financial Notes (continued)

9. Redemption Fee (continued):

redemption fee was 1% for shares sold or exchanged within 90 days of their purchase date, subject to limited exceptions. The redemption fees charged during the current and prior periods are:

Current Period	Prior Period	Prior Period
(4/1/10-3/31/11)	(7/1/09-3/31/10)	(7/1/08-6/30/09)

$19,427	$11,780	$21,887

10. Federal Income Taxes:

As of March 31, 2011, the components of distributable earnings on a tax-basis were as follows:

Undistributed long-term capital gains	—
Unrealized appreciation on investments	90,513,098
Unrealized depreciation on investments	(783,363)
Other unrealized appreciation/(depreciation)	—

Net unrealized appreciation/(depreciation)	$89,729,735

The primary difference between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales.

Capital loss carryforwards may be used to offset future realized capital gains, if any, for federal income tax purposes. As of March 31, 2011, the fund had capital loss carryforwards available to offset net capital gains before the expiration dates:

Expiration Date

March 31, 2017	$2,212,999

Total	$2,212,999

For tax purposes, realized net capital losses incurred after October 31, may be deferred and treated as occurring on the first day of the following fiscal year. As of March 31, 2011, the funds had aggregate deferred realized net capital losses and capital losses utilized as follows:

Capital losses deferred	$36
Capital losses utilized	13,371,262

The tax-basis components of distributions paid during the current and prior periods were:

Current period distributions
Ordinary income	$326,138
Long-term capital gains	—
Return of Capital	—

Prior period distributions
Ordinary income	$350,232	*
Long-term capital gains	—
Return of capital	—

Year ended June 30, 2009 distributions**
Ordinary income	$—
Long-term capital gains	—
Return of capital	—

*	$279,215 was distributed out of UBS U.S. Large Cap Growth Fund in the prior period of 7/1/09 - 3/31/10 prior to its acquisition by Laudus Growth Investors Fund.
**	These distributions represent those of the UBS U.S. Large Cap Growth Fund.

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due

18

 Laudus Growth Investors U.S. Large Cap Growth Fund

Financial Notes (continued)

10. Federal Income Taxes (continued):

primarily to differing treatment for items such as capital losses related to wash sales and deferred trustee retirement plan fees. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

The permanent book and tax basis differences may result in reclassifications between capital account and other accounts as required. The adjustments will have no impact on net assets or the results of operations. As of March 31, 2011, the funds made the following reclassifications:

Capital shares	($51,955)
Undistributed net investment income	51,927
Net realized capital gains/losses	28

As of March 31, 2011, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing), as applicable to the fund, and has determined that no provision for income tax is required in the fund’s financial statements. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended March 31, 2011, the fund did not incur any interest or penalties.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (“the Act”) was signed by The President. The Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs.

Certain of the enacted provisions include:

Post-enactment capital losses may now be carried forward indefinitely, but must retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. The Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

11. Subsequent Events:

Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

 19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Laudus Growth Investors U.S. Large Cap Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Laudus Growth Investors U.S. Large Cap Growth Fund (one of the portfolios constituting Laudus Trust, hereafter referred to as the “Fund”) at March 31, 2011, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the year ended March 31, 2011 and the period ended March 31, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

The statement of changes in net assets for the year ended June 30, 2009 and the financial highlights as presented for each of the four years in the period ended June 30, 2009 were audited by other auditors whose report dated August 27, 2009 expressed an unqualified opinion on those statements and financial highlights.

PricewaterhouseCoopers LLP
San Francisco, California
May 13, 2011

20

Other Federal Tax Information (unaudited)

For corporate shareholders, 100% of the fund dividends distributions paid during the fiscal year ended March 31, 2011, qualify under Internal Revenue Code section 854(b)(1)(A) for the corporate dividends received deduction.

For the fiscal year ended March 31, 2011, the fund designates $ $326,138 of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2012 via IRS form 1099 of the amounts for use in preparing their 2011 income tax return.

 21

Trustees and Officers

The tables below give information about the trustees and officers for the Laudus Trust which includes the fund covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 86 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of Laudus Trust since 2004.)	Chairman of JDN Corporate Advisory LLC.	73	Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009)

John F. Cogan 1947 Trustee (Trustee of Laudus Trust since 2010.)	Senior Fellow: The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 1994 – present).	73	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

William A. Hasler 1941 Trustee (Trustee of Laudus Trust since 2004.)	Dean Emeritus, Haas School of Business, University of California, Berkeley (July 1998 – present).	73	Director, Ditech Networks Corporation (1997 – present)
Director, TOUSA (1998 – present)
Director, Mission West Properties (1998 – present)
Director, Aviat, Inc. (2009 – present)
Director, Harris-Stratex Networks (2001 – present)
Director, Aphton Corp. (1991 – 2007)
Director, Solectron Corporation (1998 – 2007)
			Director, Genitope Corporation (2000 – 2009)

Gerald B. Smith 1950 Trustee (Trustee of Laudus Trust since 2010.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	73	Lead Independent Director, Board of Cooper Industries (2002 – present) Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – present) Director, Oneok, Inc. (2009 – present)

Donald L. Mahoney 1954 Trustee (Trustee of Laudus Trust since 2011.)	Private Investor.	73	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Tercica Inc. (2004 – 2008)

Kiran M. Patel 1948 Trustee (Trustee of Laudus Trust since 2011.)	Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services for consumers and small businesses) (Dec. 2008 – present); Senior Vice President and General Manager of Consumer Group, Intuit, Inc. (June 2007 – Dec. 2008); Senior Vice President and Chief Financial Officer, Intuit, Inc. (Sept. 2005 – Jan. 2008).	73	Director, KLA-Tencor Corporation (2008 – present) Director, BEA Systems, Inc. (2007 – 2008) Director, Eaton Corp. (2003 – 2006)

22

 Independent Trustees (continued)

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Joseph H. Wender 1944 Trustee (Trustee of Laudus Trust since 2010.)	Senior Consultant, Goldman Sachs & Co., Inc. (Jan. 2008 – present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present); Senior Director, Chairman of the Finance Committee, GSC Group (July 2005 – Dec. 2007); General Partner, Goldman Sachs & Co., Inc. (Oct. 1982 – June 2005).	73	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of Laudus Trust since 2010.)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	73	None

Walter W. Bettinger II2 1960 Trustee (Trustee of Laudus Trust since 2010.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.	86	None

 23

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Marie Chandoha 1961 President and Chief Executive Officer (Officer of Laudus Trust since 2010.)	Executive Vice President, Charles Schwab & Co., Inc. (Sept. 2010 – present); Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer, (Sept. 2010 – present), Charles Schwab Investment Management, Inc.; President and Chief Executive Officer, Schwab Funds, Laudus Funds and Schwab ETFs (Dec. 2010 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010); Co-Head and Senior Portfolio Manager, Wells Capital Management (June 1999 – March 2007).

George Pereira 1964 Treasurer and Chief Financial Officer (Officer of Laudus Trust since 2006.)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present); Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present); Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds (June 2006 – June 2007).

Catherine MacGregor 1964 Chief Legal Officer, Vice President and Clerk (Officer of Laudus Trust since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005-present); Vice President (Dec. 2005-present), Chief Legal Officer and Clerk (March 2007-present), Laudus Funds; Vice President and Assistant Clerk, Schwab Funds (June 2007 – present) and Schwab ETFs (Oct. 2009-present).

David Lekich 1964 Vice President and Assistant Clerk (Officer of Laudus Trust since 2010.)	Vice President and Associate General Counsel, Charles Schwab & Co., Inc. (March 2004-present); Secretary, Schwab Funds and Laudus Funds (April 2011 – present); Assistant Secretary, Schwab ETFs (Oct. 2009-present).

Michael Haydel 1972 Vice President (Officer of Laudus Trust since 2005)	Senior Vice President (March 2011 – present), Vice President (2004 – March 2011), Asset Management Client Services, Charles Schwab & Co., Inc. (2004 – present); Vice President (Sept. 2005 – present), Anti-Money Laundering Officer (Oct. 2005 – Feb. 2009), Laudus Funds; Vice President, Schwab Funds (June 2007 – present) and Schwab ETFs (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Laudus Funds retirement policy requires that independent trustees retire at age 72 or after 20 years of service as a trustee, whichever comes first. In addition, the Laudus Funds retirement policy also requires any independent trustee of the Laudus Funds who also serves as an independent trustee of the Schwab Funds to retire from the Boards of Trustees of the Laudus Funds upon their required retirement date from either the Boards of Trustees of the Schwab Funds or the Laudus Funds, whichever comes first.
[2]	Messrs. Schwab and Bettinger are Interested Trustees because they are employees of Schwab and/or the investment adviser. In addition to their employment with Schwab and/or the investment adviser, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation.
[3]	The President, Treasurer and Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

24

Glossary

Price to earnings ratio is the price of a stock divided by its historical earnings per share.

Price to book ratio compares the stock’s market value to the value of the total assets less the total liabilities.

Russell 1000 Growth Index An index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Sovereign debt refers to debt issued by a national government within a given country and denominated in a foreign currency.

Trading Activity is one of several risk factors commonly used to attribute a portfolio’s return relative to its benchmark. Specifically, trading activity measures a stock’s trailing 12 month trading volume relative to its total shares outstanding. It measures how actively traded a stock has been in the last 12 months.

Proxy Voting

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request by visiting www.laudus.com, or the Securities and Exchange Commission’s website at www.sec.gov, or by contacting Laudus Funds at 866.452.8387.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by visiting www.laudus.com, or the Securities and Exchange Commission’s website at www.sec.gov.

Quarterly Disclosure of Portfolio Holdings

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The information filed on a fund’s most recent Form N-Q is also available at www.laudus.com.

 25

PRIVACY NOTICE

THIS IS NOT PART OF THE SHAREHOLDER REPORT

A Commitment to Your Privacy

Your Privacy Is Not for Sale

We do not and will not sell your personal information to anyone, for any reason.

We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.

How We Collect Information About You

We collect personal information about you in a number of ways.

•	APPLICATION AND REGISTRATION INFORMATION.

We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.

•	TRANSACTION AND EXPERIENCE INFORMATION.

Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.

•	WEBSITE USAGE.

When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please click the Privacy link on our website.

How We Share and Use Your Information

We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:

•	to help us process transactions for your account;

•	when we use other companies to provide services for us, such as printing and mailing your account statements;

•	when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).

State Laws

We will comply with state laws that apply to the disclosure or use of information about you.

Safeguarding Your Information — Security Is a Partnership

We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.

Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.

We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Contact Us

To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.

Laudus Funds® direct investors:  1-800-447-3332

© 2010 Laudus Funds. All rights reserved.

Notes

Notes

Notes

For More Information about the Funds:

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Shareholder Services
1.866.452.8387 Investment Professionals
1.800.447.3332 Individual Investors
www.laudus.com

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

MFR55508-01

Item 2: Code of Ethics.
(a)	Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.

(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f)(1)	Registrant has filed this code of ethics as an exhibit pursuant to Item 11(a)(1) of Form N-CSR.
Item 3: Audit Committee Financial Expert.
(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:
(i) Has at least one audit committee financial expert serving on its audit committee; or
(ii) Does not have an audit committee financial expert serving on its audit committee.
     (2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:
(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or
(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).
     (3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.
3(a)(1) THE REGISTRANT’S BOARD OF DIRECTORS HAS DETERMINED THAT THE REGISTRANT HAS AT LEAST ONE AUDIT COMMITTEE FINANCIAL EXPERT SERVING ON ITS AUDIT COMMITTEE.

3(a)(2) THE AUDIT COMMITTEE FINANCIAL EXPERTS ARE MARIANN BYERWALTER, WILLIAM HASLER AND KIRAN PATEL, WHO ARE “INDEPENDENT” FOR PURPOSES OF THIS ITEM 3 OF FORM N-CSR.
Item 4: Principal Accountant Fees and Services.
(a) Below are the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.
Audit Fees

2011: $159,883	2010: $211,347
(b) Below are the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of Registrant’s financial statements and are not reported under paragraph (a) above.
Audit-Related Fees
For services rendered to Registrant:

2011: $41,064	2010: $52,435
Nature of these services: Agreed upon services in regards to service provider conversion.
     In each of the last two fiscal years there were no “Audit-Related Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(c) Below are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Tax Fees
For services rendered to Registrant:

2011: $45,043	2010: $109,870
Nature of these services: preparation and review of tax returns.
     In each of the last two fiscal years there were no “Tax Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Below are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.
All Other Fees
For services rendered to Registrant:

2011: $1,712	2010: NONE

Nature of these services:	non-audit services related to the requirements of Section 15(c) of the Investment Company Act of 1940, such as evaluation of the Profitability Analysis System.
     In each of the last two fiscal years there were no “All Other Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(e)(1) Registrant’s audit committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.
(2) There were no services described in each of paragraphs (b) through (d) above (including services required to be approved by Registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Not applicable.
(g) Below are the aggregate non-audit fees billed in each of the last two fiscal years by Registrant’s principal accountant for services rendered to Registrant, to Registrant’s investment adviser, and to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant.

2011: $87,819	2010: $162,305
Although not required to be included in the amounts disclosed under this paragraph (g) or any other paragraph of this Item 4, below are the aggregate fees billed in each of the last two fiscal years by Registrant’s principal accountant for tax compliance services rendered to U.S. Trust, an entity under common control with Registrant’s investment adviser that does not provide services to Registrant.

2011: NONE	2010: NONE
(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.
Item 5: Audit Committee of Listed Registrants.
Not applicable.
Item 6: Schedule of Investments.
The schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.
Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8: Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10: Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11: Controls and Procedures.
(a) Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Marie Chandoha and Registrant’s Principal Financial Officer, George Pereira, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.
(b) During the second fiscal quarter of the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.
Item 12: Exhibits.
(a)	(1)	Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

	(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

	(3)	Not applicable.

(b)		A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) The Laudus Trust

By:	/s/ Marie Chandoha Marie Chandoha President and Chief Executive Officer
Date: 05/12/11
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marie Chandoha Marie Chandoha
President and Chief Executive Officer
Date: 05/12/11

By:	/s/ George Pereira George Pereira Principal Financial Officer
Date: 05/12/11